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                                                                    Exhibit 10.2

                                   =========

                             OFFICE LEASE AGREEMENT

                                 BY AND BETWEEN


                             QUEEN ANNE SQUARE LLC,

                     a Washington limited liability company


                                    Landlord


                                       and


                          DWANGO NORTH AMERICA, INC.,

                               a Texas corporation


                                     Tenant

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                                TABLE OF CONTENTS
                                                                            Page

1.   FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS; EXHIBITS.......................1
     1.1.   Broker.............................................................1
     1.2.   Building...........................................................1
     1.3.   Premises...........................................................1
     1.4.   Property...........................................................1
     1.5.   Tenant's Share.....................................................1
     1.6.   Lease Year.........................................................1
     1.7.   Commencement Date..................................................1
     1.8.   Expiration Date....................................................1
     1.9.   Term...............................................................1
     1.10.  Base Rent..........................................................2
            1.10.1.  Landlord's Equity in Exchange for Base Rent...............2
     1.11.  Early Occupancy....................................................2
     1.12.  Additional Rent....................................................2
     1.13.  Base Year..........................................................2
     1.14.  Security Deposit...................................................2
     1.15.  Parking............................................................2
     1.16.  Landlord's Payment Address.........................................2
     1.17.  Notice Addresses...................................................2
     1.18.  Permitted Uses.....................................................3
     1.19.  Landlord's Work....................................................3
     1.20.  Tenant's Work......................................................3
     1.21.  Guarantor..........................................................3
     1.22.  Exhibits...........................................................3

2.   PREMISES..................................................................3
     2.1.   Acceptance of Premises.............................................3
     2.2.   Tenant Allowance...................................................4
     2.3.   Relocation or Termination..........................................4

3.   LEASE TERM................................................................4
     3.1.   Duration of Lease Term.............................................4
     3.2.   Extension Option...................................................5
     3.3.   Base Rent During Option Term.......................................5
     3.4.   Tenant Termination Right...........................................5
     3.5.   Confirmation of Commencement Date..................................6
     3.6.   Surrender of Premises..............................................6
     3.7.   Holding Over With Consent..........................................6
     3.8.   Holding Over Without Consent.......................................6

4.   RENT......................................................................6
     4.1.   Payment............................................................6
            4.1.1.   Wire Payments.............................................7
     4.2.   Interest on Late Payments; Late Charge.............................7
     4.3.   Address for Payments...............................................7

5.   SECURITY DEPOSIT..........................................................7

6.   USES; COMPLIANCE WITH LAWS................................................7
     6.1.   Permitted Uses.....................................................7
     6.2.   Duties and Prohibited Conduct......................................7
     6.3.   Environmental, Health And Safety Laws..............................8

7.   SERVICES AND UTILITIES; REPAIRS AND MAINTENANCE...........................9
     7.1.   Services and Utilities; Landlord's Obligations.....................9

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            7.1.1.   Additional Services Or Utilities.........................10
     7.2.   Services and Utilities; Tenant's Obligations......................10
     7.3.   Interruption......................................................10
     7.4.   Landlord's Repair and Maintenance Obligations.....................10
     7.5.   Tenant's Repair and Maintenance Obligations.......................11
     7.6.   Additional Security...............................................11
     7.7.   Tenant's Obligations..............................................11

8.   ADDITIONAL RENT: OPERATING COSTS AND REAL ESTATE TAXES...................11
     8.1.   Definitions.......................................................11
            8.1.1.   Taxes....................................................11
            8.1.2.   Operating Costs..........................................12
            8.1.3.   Tenant's Share...........................................12
     8.2.   Payment of Additional Rent for Estimated Operating Costs and
            Taxes.............................................................13
     8.3.   Actual Operating Costs and Taxes..................................13
     8.4.   Determinations....................................................13
     8.5.   Tenant's Personal Property Taxes..................................13

9.   IMPROVEMENTS AND ALTERATIONS BY TENANT...................................13

10.  ACCESS...................................................................14

11.  DAMAGE OR DESTRUCTION....................................................14
     11.1.  Damage and Repair.................................................14
     11.2.  Destruction During Last Year of Term..............................15
     11.3.  Business Interruption.............................................15
     11.4.  Tenant Improvements...............................................15
     11.5.  Express Agreement.................................................15

12.  WAIVER OF SUBROGATION....................................................15

13.  INDEMNIFICATION..........................................................15

14.  INSURANCE................................................................17
     14.1.  Worker's Compensation.............................................17
     14.2.  Liability Insurance...............................................17
     14.3.  Property Insurance................................................17
     14.4.  Automobile Liability Insurance Requirements.......................17
     14.5.  Insurance Policy Requirements.....................................17
     14.6.  Failure to Maintain Insurance.....................................18
     14.7.  Increased Insurance Costs.........................................18

15.  ASSIGNMENT AND SUBLETTING................................................18
     15.1.  Assignment or Sublease............................................18
     15.2.  Documentation and Expenses........................................18
     15.3.  Transferee Obligations............................................19

16.  SIGNS....................................................................19

17.  LIENS....................................................................19

18.  BANKRUPTCY...............................................................20
     18.1.  Assumption of Lease...............................................20
            18.1.1.  Definition of Adequate Assurances........................20
     18.2.  Assignment of Lease...............................................20
     18.3.  Adequate Protection...............................................21

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19.  DEFAULT..................................................................21
     19.1.  Cumulative Remedies...............................................21
     19.2.  Tenant's Default; Right to Cure...................................21
     19.3.  Landlord's Rights And Remedies....................................21
            19.3.1.  Termination of Lease.....................................21
            19.3.2.  Re-entry of the Premises.................................21
            19.3.3.  Termination After Reentry................................22
     19.4.  Landlord's Damages................................................22
            19.4.1.  Delinquent Rent..........................................22
            19.4.2.  Rent After Termination Until Judgment....................22
            19.4.3.  Rent After Judgment......................................22
            19.4.4.  Leasing Concessions......................................22
            19.4.5.  Other Compensation.......................................22
            19.4.6.  Additional or Alternative Damages........................23
            19.4.7.  Calculation of Damages...................................23
     19.5.  Tenant's Property.................................................23
     19.6.  No Waiver.........................................................23
     19.7.  Waiver of Notice..................................................23
     19.8.  Waiver of Redemption Rights.......................................23
     19.9.  Default by Landlord...............................................23

20.  SUBORDINATION AND ATTORNMENT.............................................24

21.  REMOVAL OF PROPERTY......................................................24

22.  CONDEMNATION.............................................................25
     22.1.  Entire Taking.....................................................25
     22.2.  Constructive Taking of Entire Premises............................25
     22.3.  Partial Taking....................................................25
     22.4.  Awards and Damages................................................25

23.  NOTICES..................................................................25

24.  COSTS AND ATTORNEYS' FEES................................................26

25.  LANDLORD'S LIABILITY.....................................................26

26.  LANDLORD'S CONSENT.......................................................26

27.  ESTOPPEL CERTIFICATES....................................................26

28.  RIGHT TO PERFORM.........................................................27

29.  PARKING..................................................................27

30.  AUTHORITY................................................................27

31.  GENERAL..................................................................27
     31.1.  Headings..........................................................27
     31.2.  Heirs and Assigns.................................................27
     31.3.  No Brokers........................................................27
     31.4.  Tenant's Financial Statement......................................27
     31.5.  Entire Agreement..................................................28
     31.6.  Severability......................................................28
     31.7.  Force Majeure.....................................................28
     31.8.  Right to Change Public Spaces.....................................28
     31.9.  Governing Law.....................................................29
     31.10. Building Directory................................................29
     31.11. Building Name.....................................................29
     31.12. Quiet Enjoyment...................................................29

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     31.13. Survival..........................................................29
     31.14. Lender's Consent..................................................29
     31.15. Time..............................................................29
     31.16. Interpretation....................................................29
     31.17. Execution.........................................................29

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                             OFFICE LEASE AGREEMENT

     THIS OFFICE LEASE AGREEMENT ("Lease") is made this 25 day of April, 2002 ("Effective Date"), between Queen Anne Square LLC, a Washington limited liability company ("Landlord"), and Dwango North America, Inc., a Texas corporation, ("Tenant"). The parties agree as follows:

1.   FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS; EXHIBITS.

     Capitalized terms used in this Lease shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease.

     1.1. Broker. "Broker" shall mean Yates, Wood & MacDonald, Inc. A commission shall be paid by Landlord to Broker pursuant to a separate agreement between Landlord and Broker.

     1.2. Building. "Building" shall mean the structure commonly known as Queen Anne Square. The Building is situated on a portion of the real property legally described in Exhibit A and has a postal address of 200-220 West Mercer St., Seattle, Washington 98119.

     1.3. Premises. The "Premises" shall mean the space consisting of approximately 2,238 net rentable square feet located on the fifth (5/th/) floor of the Building in Suite E-501 and depicted on the floor plan attached to this Lease as Exhibit B, subject to recalculation in accordance with Section 2. The Premises shall include the Tenant Improvements, if any, described in Exhibit C.

     1.4. Property. The Premises, Building, Land, and the improvements on the Land other than the Building, are sometimes collectively referred to in this Lease as the "Property".

     1.5. Tenant's Share. "Tenant's Share" shall mean "Tenant's Share of the Property" or "Tenant's Share of the Building". "Tenant's Share" shall mean one and forty-eight one hundredths percent (1.48%), calculated by dividing the net rentable area of the Premises by the net rentable area of the Property (approximately 151,380 net rentable square feet). The Building load factor is eleven and ninety-one one hundredths percent (11.91%). In the event the rentable area of the Premises, Building or Property is altered or recalculated in accordance with Section 2, Landlord shall adjust Tenant's Share to properly reflect such event. Landlord's adjustment of such Tenant's Share shall be final.

     1.6. Lease Year. "Lease Year" shall mean each twelve-month period commencing January 1 and ending December 31.

     1.7. Commencement Date. Subject to Section 3.1, "Commencement Date" shall mean May 1, 2002. In the event that the Lease Term commences on a day other than the first day of a calendar month, then the Commencement Date as specified in the preceding sentence shall be deemed to be the first day of the next calendar month, and the Tenant shall be deemed to have been given early occupancy as of the date specified in the preceding sentence, with all terms of this Lease, including Rent, and other amounts due to Landlord, applicable to the period of early occupancy.

     1.8.   Expiration Date. "Expiration Date" shall mean the date that is three
(3) years after the Commencement Date, unless sooner terminated or extended in accordance with this Lease.

     1.9. Term. "Term" shall mean a period of three (3) years, commencing on the Commencement Date and terminating on the Expiration Date, unless sooner terminated or extended in accordance with this Lease.

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     1.10.  Base Rent. "Base Rent" from the Commencement Date through the
Expiration Date shall mean Four Thousand Four Hundred Seventy-six and 00/100 Dollars ($4,476.00) per month. Base Rent shall be payable as provided in
Section 4.

            1.10.1. Landlord's Equity in Exchange for Base Rent. Tenant agrees to provide Landlord with the equivalent shares of its stock within thirty (30) days of the Commencement Date as its payment and in full satisfaction of the Base Rent owing during the first twelve (12) months of the Lease Term. The number of shares and strike price shall be determined and mutually agreed upon by Landlord and Tenant prior to the Effective Date of this Lease, but shall equal Fifty-three Thousand Seven Hundred Twelve and 00/100 Dollars ($53,712.00), which is the value of the first 12 months Base Rent.

     1.11. Early Occupancy. Tenant will be allowed to occupy any square feet they feel is ready for occupancy before the Commencement Date. Early Occupancy shall mean any use of the space not directly related to the installation of equipment or constructing the Premises. During Early Occupancy, "Base Rent" will be calculated by multiplying the actual occupied rentable square feet by Twenty-four and 00/100 Dollars ($24.00) per net rentable square foot on an annualized basis. Tenant will be responsible for all "Additional Rent" as described in Section 8 on the portion of the space that they occupy early.

     1.12. Additional Rent. "Additional Rent" shall mean the amounts described in Section 8 as Taxes, Personal Property Taxes, Operating Costs, and all other amounts except Base Rent which are payable by Tenant under this Lease.

     1.13.  Base Year. "Base Year" shall mean 2002.

     1.14. Security Deposit. "Security Deposit" shall mean Four Thousand Four Hundred Seventy-six and 00/100 Dollars ($4,476.00). The Security Deposit shall be deposited with Landlord in accordance with Section 5.

     1.15.  Parking. Subject to Section 29.

     1.16.  Landlord's Payment Address. "Landlord's Payment Address" shall mean:
Queen Anne Square LLC, P.O. Box 34108, Seattle, Washington 98124-1108. Tenant may also arrange for monthly wire transfer of Rent using the following information:

     Bank: The Commerce Bank of Washington, 601 Union St., Suite 3600, Seattle, WA 98101; ABA # 125008013; Bank Account # 1173731; Account Name: Sabey Corporation, 12201 Tukwila International Blvd., Fourth Floor, Seattle, WA 98168-5121

     1.17.  Notice Addresses.

If to Landlord:      Queen Anne Square LLC c/o Sabey Corporation
                     12201 Tukwila International Blvd., Fourth Floor
                     Seattle, WA  98168-5121
                     Attn: Sr. V.P. Real Estate
                     Fax No. 206-282-9951

with a copy to:      Sabey Corporation
                     12201 Tukwila International Blvd., Fourth Floor
                     Seattle, WA 98168-5121
                     Attn.: Sr. V.P. Property Operations & Leasing
                     Fax No. 206-282-9951

If to Tenant:        Dwango North America, Inc.
                     200 West Mercer Street, Suite E-501
                     Seattle, WA  98119
                     Attn: ______________________

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                       Fax No. ___________________________

     1.18. Permitted Uses. "Permitted Uses" shall mean Tenant's use of the Premises for general office purposes, subject to the terms and conditions of this Lease.

     1.19. Landlord's Work. "Landlord's Work" shall mean the improvements, if any, to be made by Landlord in accordance with Exhibit C.

     1.20. Tenant's Work. "Tenant's Work" shall mean the improvements, if any, to be made by Tenant in accordance with Exhibit C and in compliance with Exhibit F, Tenant & Tenant Contractor Construction Criteria, attached hereto, as may be updated and modified from time to time by Landlord.

     1.21.  Guarantor. Intentionally Deleted.

     1.22. Exhibits. The following exhibits or riders are attached to this Lease and are incorporated into this Lease by this reference:

     (a)  Exhibit A - Legal Description

     (b)  Exhibit B - Floor Plan of Premises

     (c)  Exhibit B-1- Modifications to Premises

     (d)  Exhibit C - Tenant Improvements and Construction Contract

     (e)  Exhibit C-1- Tenant's Removable Property

     (f)  Exhibit D - Rules and Regulations

     (g)  Exhibit E - Tenant & Tenant Contractor Construction Criteria

2. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises described in Section 1.3 together with the tenant improvements described on Exhibit C ("Tenant Improvements") and together with rights of ingress and egress over public and common areas in the Building and on the land legally described on Exhibit A, including all easements pertinent to the land ("Land"). Tenant's lease of the Premises shall be subject to all of the terms and conditions of this Lease.

     Landlord shall complete Landlord's Work in accordance with Exhibit C. Notwithstanding anything to the contrary in this Lease, Tenant shall provide Landlord and Landlord's contractor with such access to the Premises as may be required by Landlord and Landlord's contractor to efficiently perform Landlord's Work. Tenant acknowledges and agrees that Landlord shall have no obligation to improve the Premises except as may be expressly set forth on Exhibit C.

     Landlord may recalculate the "net rentable square feet" of the Premises during the Term. The recalculated net rentable square feet shall be certified by Tenant's architect prior to any change. Net rentable square feet shall be calculated in accordance with BOMA standards, utilizing a load factor of eleven and ninety-one one hundredths percent (11.91%) for the Building which may be changed upon the alteration of tenant spaces or Building common areas. In the event the net rentable area of the Building or Property is altered during the Term of this Lease, Tenant's Share of the Property shall be adjusted to reflect such change.

     2.1. Acceptance of Premises. Landlord and Tenant hereby agree that Landlord's Work as set forth in Section I of Exhibit C shall be constructed by Landlord's contractor, Sabey Construction Inc. Tenant's acceptance of the Premises shall be deferred until Landlord informs Tenant of the substantial completion of Landlord's Work

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or Tenant occupies the Premises, whichever occurs first. Substantial completion shall mean the date certified by Landlord's architect when construction is sufficiently complete, in accordance with Section I of Exhibit C. If no Tenant Improvements are to be constructed by Landlord as set forth in Section I of Exhibit C, then Tenant shall accept the Premises in its "as-is" condition upon the Effective Date. Within ten (10) days ("Inspection Period") after the date Landlord informs Tenant of such substantial completion, Tenant shall make such inspection of the Premises as Tenant deems appropriate. Except as otherwise specified by Tenant in writing to Landlord within the Inspection Period, Tenant shall be deemed to have accepted the Premises in its condition and except for latent defects, as of such date of substantial completion. If, as a result of such inspection, Tenant discovers items of Landlord's Work of a nature commonly found on a "punch list" (as such term is commonly used in the construction industry), which it reasonably believes are not completed in accordance with
Section I of Exhibit C, Tenant shall notify Landlord of such items prior to the expiration of the Inspection Period. Landlord shall promptly complete repair of all punch list items identified in Tenant's notice, which it reasonably believes require repair. The existence of such punch list items shall not postpone the Commencement Date or the obligation of Tenant to pay Base Rent or Additional Rent.

     2.2. Tenant Allowance. Subject to the terms of this Section 2.2, Landlord shall provide an allowance to Tenant equivalent to the cost of Sabey Construction Inc. modifying the Premises pursuant to Exhibit B-1 attached hereto. This allowance is payable to Tenant on a progress basis as Tenant completes the Tenant Improvements set forth in Section II of Exhibit C. "Tenant Improvements" shall be defined as any work done by Tenant to improve the Premises for occupancy. The tenant allowance shall not be used for furniture, art, or any personal property, which does not become attached real property of Landlord at the end of the Lease Term. Landlord's obligation to pay the tenant allowance is wholly conditioned upon Tenant not being in default under the terms of this Lease (subject to applicable cure periods) on the date that any payment of the tenant allowance is due. In the event this Lease is terminated prior to the payment of the tenant allowance as a result of Tenant's default hereunder, Tenant shall be solely liable for payment of any and all amounts of the tenant allowance to Tenant's contractor. Notwithstanding anything to the contrary in this Section 2.2, payments of the tenant allowance may be withheld by Landlord on account of any of the following problems: claims filed or threatened by third parties in connection with Tenant Improvements; damage to the Property due to Tenant or its agents, employees, contractors or subcontractors, other improvements of Tenant to the Premises; or Tenant's breach of any of its obligations under this Lease. Landlord shall pay the Tenant allowance only after the problems are remedied by Tenant to Landlord's reasonable satisfaction.

     2.3. Relocation or Termination. If Landlord determines that it is reasonably necessary or desirable that Tenant vacate the Premises, or that the Premises be altered, in connection with Landlord's expansion, leasing, reduction, removal, renovation or construction of new or existing improvements, then Landlord may terminate this Lease, provided Landlord leases Tenant other reasonably comparable premises, within the Building, on the same terms and conditions as those contained in this Lease after comparable build-out by Landlord. Landlord's ability to relocate Tenant shall be conditioned on Landlord providing space (i) of approximately equivalent size to the original Premises;
(ii) at the same or lesser monthly rent; (iii) with comparable access; and (iv) with comparable build-out and Tenant improvements at Landlord's expense. Landlord shall also be required to pay for all moving costs and incidental costs, including but not limited to the costs for transferring utility and telephone service, change of stationery and change of address notices.

3.   LEASE TERM.

     3.1. Duration of Lease Term. Tenant's lease of the Premises shall commence on the Commencement Date and terminate on the Expiration Date or such earlier or later date as may be provided for under this Lease. Notwithstanding anything to the contrary in

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Section 1.7, if Landlord is unable to deliver possession of the Premises to
Tenant with Landlord's Work constructed by Landlord's contractor substantially completed in accordance with Exhibit C on the date specified in Section 1.7 and such delay (to the extent of such delay) is due to no fault on the part of Tenant, then the Commencement Date shall be the earlier of the date on which Tenant first occupies the Premises or the date that is ten (10) days from the date of Landlord's written notice to Tenant of substantial completion of Landlord's Work constructed by Landlord's contractor provided for in Section 2, above. In no event shall Landlord be liable for damages caused by any such delay or failure to deliver possession of the Premises.

     3.2. Extension Option. Provided that Tenant is in compliance with all the terms and conditions of this Lease and has not been in default of this Lease beyond any applicable cure period during the last thirty-six (36) months of the Lease Term, Tenant shall have the option ("Option") to extend the Term of this Lease for one (1) additional period of three (3) years (the "Option Term") on the same terms and conditions of this Lease as are provided for in the initial Term, except as provided below in this Section 3.2 or in Section 3.3 and without any free rent periods or Tenant Improvement allowances. The Option Term shall commence upon the date of expiration of the initial Term of this Lease. To exercise its Option, Tenant must give written notice to Landlord that Tenant is exercising its Option at least six (6) months before the date of expiration of the initial Term. Once such notice is delivered to Landlord, such notice shall be irrevocable by Tenant. If, in Landlord's reasonable discretion, Landlord determines that the creditworthiness of Tenant is materially less than the creditworthiness of Tenant as of the Lease's execution date, Landlord may nullify Tenant's exercise of its Option by written notice to Tenant. Tenant acknowledges and agrees that notwithstanding anything to the contrary in this Lease, the right to exercise the Option shall not extend to any assignee or subtenant of Tenant, or to any space assigned or subleased by Tenant, and any attempt to exercise the Option by any such assignee or subtenant, or by Tenant in connection with such assigned or subleased space, shall be deemed null and void. Tenant further acknowledges and agrees that the amount of the Security Deposit payable by Tenant for the Option Term may be increased to an amount equal to the first monthly installment of Base Rent payable by Tenant during the Option Term.

     3.3. Base Rent During Option Term. In the event that Tenant elects to exercise its Option to extend the Term of this Lease in accordance with the terms of Section 3.2, the Base Rent for the Option Term shall be equal to the then-market rent for similarly improved space in comparable buildings for comparable use in the lower Queen Anne region as determined by Landlord; provided, however, that in no event shall the Base Rent during the Option Term be less than the Base Rent for the last year of the initial Lease Term. The adjusted Base Rent shall commence on and be payable on the first day of the Option Term and shall continue thereafter throughout the Option Term.

     3.4. Tenant Termination Right. Subject to the terms and conditions of this Section 3.4, Tenant shall have a right to terminate this Lease. Tenant's termination right under this Section 3.4 may be exercised only by Tenant relocating to a larger space, which is owned by an entity of Sabey Corporation. Time is of the essence regarding Tenant's notice to Landlord of its exercise of the termination right under this Section 3.4. Tenant's right to terminate the Lease under this Section 3.4 shall be wholly conditioned upon Tenant not being in default, after expiration of any applicable notice or cure periods, under this Lease either at the time of Tenant's exercise of its termination right or on the date of Tenant's termination of the Lease under this Section. Landlord reserves the right to cancel Tenant's termination option in the event that Tenant has committed acts or omissions of default for which two or more default notices are given by Landlord in any consecutive twelve (12) month period pursuant to Section 19.2 below. Tenant's obligations to pay Rent, Additional Rent, and any other costs or charges under this Lease, and to perform all other Lease obligations for the period up to and including the Termination Date, shall survive the termination of this Lease. Any purported exercise by Tenant of its termination

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right other than strictly in accordance with this Section 3.4 shall be void and have no force or effect.

     3.5. Confirmation of Commencement Date. If the Commencement Date is not the date indicated in Section 1.7, Landlord may confirm the Commencement Date to Tenant in writing within a reasonable time after delivery of the Premises in accordance with this Lease.

     3.6. Surrender of Premises. Subject to Section 11, Tenant shall promptly and peacefully surrender the Premises to Landlord upon the termination of the Lease Term in as good a condition as when received by Tenant from Landlord and/or as thereafter improved, if applicable, normal wear and tear excepted. Unless Landlord expressly provides otherwise in writing to Tenant, upon the expiration or termination of this Lease, all improvements and additions to the Premises except those items set forth on Exhibit C-1 shall be deemed property of Landlord and shall not be removed by Tenant from the Premises. Tenant shall be solely responsible for, and shall repair, all damage to the Property arising out of its surrender of the Premises. In addition to all other requirements under this Lease, Tenant shall remove any Hazardous Substances, as such term is defined in Section 6.3, on the Premises which were placed on the Premises by Tenant, its employees, agents, contractors and/or invitees, prior to its surrender and vacation of the Premises.

     3.7. Holding Over With Consent. If Tenant remains in possession of the Premises after termination or expiration of the Lease Term with Landlord's written permission, such tenancy shall be deemed a month-to-month tenancy, which may be terminated by either party upon twenty (20) days' notice. During such tenancy, Tenant shall be bound by all of the terms, covenants and conditions in this Lease so far as applicable, except that the Base Rent shall be increased to the greater of (i) the then-quoted rates for similar space in the Building or
(ii) one hundred fifty percent (150%) multiplied by the sum of the monthly installment of Base Rent and Additional Rent payable for the last month of the Lease Term.

     3.8. Holding Over Without Consent. If Tenant remains in possession of the Premises after the termination or expiration of the Lease Term without Landlord's prior written consent, Tenant shall become a tenant at sufferance only, subject to all the provisions of this Lease so far as applicable, except that Base Rent shall be increased to an amount equal to two hundred percent (200%) multiplied by the sum of the monthly installments of Base Rent and Additional Rent payable by Tenant during the last month of the Lease Term, prorated on a daily basis. Acceptance by Landlord of Rent after the termination of the Lease Term shall not result in a renewal or extension of this Lease. The provisions of Section 3.7 and this Section 3.8 are in addition to, and shall not act as a waiver of or otherwise affect, Landlord's right of re-entry or any other rights of Landlord under this Lease or as provided by law or in equity. If Tenant fails to surrender the Premises upon the termination of the Lease Term, despite Landlord's demand to do so, Tenant shall indemnify, defend and hold Landlord harmless from and against all loss and liability, including, without limitation, any claim made by any succeeding tenant founded on, or resulting from, such failure to surrender, including without limitation, any attorneys' fees or costs associated therewith.

4.   RENT.

     4.1. Payment. Tenant shall pay Landlord the monthly installments of Base Rent provided in Section 1.9 and Additional Rent provided in Section 1.11 in lawful money of the United States, in advance, on the Commencement Date and thereafter on or before the first day of each month throughout the Lease Term. Base Rent and Additional Rent shall be paid by Tenant without notice or demand, deduction, abatement, or offset, except as expressly provided herein. Base Rent and Additional Rent for any partial month at the beginning or end of the Lease Term shall be prorated in proportion to the number of days in such month. Base Rent and Additional Rent are collectively referred to in this Lease as "Rent".

          4.1.1. Wire Payments. Any amounts payable to Landlord under this Lease in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) per occurrence shall be made by wire transfer as follows:

Bank: The Commerce Bank of Washington, 601 Union St., Suite 3600, Seattle, WA 98101; ABA # 125008013; Bank Account # 1173731; Account Name: Sabey Corporation, 12201 Tukwila International Blvd., Fourth Floor, Seattle, WA 98168-5121. Should Tenant fail to wire amounts above One Hundred Thousand Dollars ($100,000), a one -half of one percent (0.5%) fee will be charged for handling the check.

     4.2. Interest on Late Payments; Late Charge. If any Base Rent or Additional Rent is not paid on the due date thereof: (i) such overdue amounts shall bear interest at a rate equal to eighteen percent (18%) per annum; and
(ii) Tenant shall pay Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant, the exact amount of which would be difficult to ascertain. Acceptance by Landlord of any partial amounts due under this Section 4 shall in no event constitute a waiver of Tenant's default with respect to any overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted under this Lease or by law or in equity.

     4.3. Address for Payments. Tenant shall pay all Rent to Landlord at Landlord's Payment Address, or at such other place as may be designated by Landlord from time to time by written notice to Tenant.

5. SECURITY DEPOSIT. As security for the full and faithful performance of every covenant and condition of this Lease to be performed by Tenant, Tenant shall pay to Landlord the Security Deposit specified in Section 1.14. If Tenant defaults with respect to any covenant or condition of this Lease, including but not limited to, the payment of Base Rent or Additional Rent or other amounts due under this Lease, Landlord may apply all or any part of the Security Deposit to the payment of any sum in default or payment of any other sum which Landlord may be required or may in its reasonable discretion deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall deposit with Landlord the amount so applied within five (5) days of written demand from Landlord. If Tenant shall have fully complied with all of the covenants and conditions of this Lease the amount of the Security Deposit then held by Landlord shall be repaid to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest under this Lease) within thirty (30) days after the expiration or sooner termination of this Lease. In the event of Tenant's default under this Lease, Landlord's right to retain the Security Deposit shall be deemed to be in addition to any and all other rights and remedies available to Landlord under this Lease, at law or in equity. Landlord shall not be required to keep any Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on the Security Deposit.

6.   USES; COMPLIANCE WITH LAWS.

     6.1. Permitted Uses. The Premises are to be used only for the Permitted Uses, and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its reasonable discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a similar office building or is inconsistent with any restriction on use of the Property contained in any lease, mortgage or other agreement or instrument by which the Landlord may be bound or to which any of the Property may be subject.

     6.2. Duties and Prohibited Conduct. Notwithstanding anything to the contrary in this Lease, Tenant shall not commit any act that will increase the then-existing

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

rate of insurance on the Building without Landlord's prior written consent. Tenant shall promptly pay upon demand the amount of any increase in insurance rates caused by the Permitted Uses or by any act or acts of Tenant or its employees, agents or representatives. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant of the Property or which is unlawful. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises, or act in any way, which will cause any substantial noise, or any vibration, fumes, or releases of Hazardous Substances into the surrounding environment. If any of Tenant's office machines, equipment or activities should disturb the quiet enjoyment of any other tenant in the Building, cause any substantial noise, or cause any vibration, fumes or releases of Hazardous Substances, then Tenant, at Tenant's sole expense, shall provide adequate insulation or take such other action as may be necessary to eliminate such disturbance, noise, vibration, fumes or releases. Tenant, at Tenant's expense, shall comply with all laws, rules, regulations, orders, ordinances and permits relating to the Premises, or its use or occupancy of the Premises, and shall observe such rules and regulations as may be adopted by Landlord and made available to Tenant from time to time. This Lease shall be subject to all applicable zoning ordinances and to all municipal, county, state and federal laws and regulations governing or regulating the use of the Premises.

     6.3. Environmental, Health And Safety Laws. Without limiting Tenant's obligations under this Section 6, Tenant in the exercise of its rights and the performance of its obligations under this Lease shall comply, at Tenant's expense, with all local, state, or federal laws, rules, regulations, ordinances, orders and permits now existing, or as hereafter enacted, amended, or issued concerning environmental, health, or safety matters (collectively, the "Environmental Laws"). Tenant shall not use the Premises for, or permit anything to be done in or about the Property which may subject Landlord, any guarantor, or any mortgagee under any mortgage covering the Property, to liability for remediation costs or other damages or penalties under any Environmental Laws resulting from Tenant's use of, or conduct on, the Property, including without limitation, the use, generation, transportation, management, handling, treatment, storage, manufacture, emission, release, disposal or deposit of any radioactive material, hazardous or toxic wastes, hazardous or toxic substances, any material containing hazardous wastes or hazardous substances (except as they occur in normal office products or household cleaning products), or any other pollutant, contaminant, human pathogen or infectious agent as such terms may now or in the future be defined in any Environmental Laws (collectively, "Hazardous Substances"), on the Property, adjacent surface waters, soils, underground waters, or air.

     Landlord shall have the right at all reasonable times upon notice to Tenant to conduct environmental investigations, including the taking of samples, for the purpose of detecting or measuring the presence of Hazardous Substances on the Property. Tenant shall keep Landlord continuously informed by written notice of all Hazardous Substances which Tenant, or Tenant's employees, agents, representatives, invitees, licensees, or contractors, generates, stores or otherwise allows on the Property. Tenant shall provide Landlord with copies of all documents received or prepared by Tenant concerning any release of a Hazardous Substance at the Property, all documents Tenant receives or prepares in connection with any violation, or alleged violation, of an Environmental Law by Tenant, and all reports or other documents Tenant is required to provide any governmental authority under any Environmental Law concerning any Hazardous Substance. Upon request by Landlord, Tenant shall provide Landlord with all other information, which Landlord reasonably deems necessary or useful for the purpose of determining whether Tenant is in compliance with all Environmental Laws and whether the Property, or any part of the Property, is contaminated by any Hazardous Substances. If Tenant or the Premises is in violation of any Environmental Law, or in the event of a release of Hazardous Substances into or on the Property or adjacent surface waters, soils, underground waters, or air, Tenant shall (i) immediately notify Landlord in writing of such occurrence and the action necessary to correct or mitigate such occurrence, and (ii) take such action as is necessary to mitigate and correct such violation or release. Provided, however, Landlord reserves the right, but not the obligation, to enter the Premises, to act in place of the Tenant (and Tenant hereby appoints Landlord as its agent for such purposes) and to take such action as Landlord deems necessary to ensure compliance or to mitigate the violation, at Tenant's expense. If Landlord has a reasonable belief that Tenant is in violation of any Environmental Law, or that Tenant's actions or inaction presents a threat of violation or a threat of damage to the Property, Landlord reserves the right to enter the Premises and take such corrective or mitigating action as Landlord deems necessary. All costs and expenses incurred by Landlord in connection with any such actions shall become immediately due and payable by Tenant upon presentation of an invoice therefore.

     Tenant shall not conduct or permit others to conduct environmental testing on the Premises without first obtaining Landlord's written consent. Tenant shall promptly inform Landlord of the existence of any environmental study, evaluation, investigation or results of any environmental testing conducted on the Premises, whenever the same becomes known to Tenant and Tenant shall provide copies to Landlord, upon request by Landlord and at no cost to Landlord. Notwithstanding the foregoing, in no event shall Tenant be responsible for or liable to Landlord for any Hazardous Substances located in the Premises that existed or were released upon the Premises prior to the Commencement Date of this Lease.

     Notwithstanding any other provisions of this Lease, Tenant's obligations and responsibilities for the proper use, storage and maintenance of Hazardous Substances and for any breach of the obligations pursuant to this Paragraph 6.3, shall survive any expiration or any termination of this Lease.

7.   SERVICES AND UTILITIES; REPAIRS AND MAINTENANCE.

     7.1. Services and Utilities; Landlord's Obligations. Landlord warrants that the Building's mechanical, electrical and plumbing systems are designed and suitable for the delivery of heating, ventilation, air-conditioning ("HVAC"), electrical and water (including sewer) services sufficient for standard office use. Landlord shall supply the Premises with HVAC, electricity and, if applicable, water sufficient for standard office use (including convenience electricity for lighting and operation of low power usage office machines of three and one-half (3-1/2) watts per usable square foot), the cost of which shall be paid by the Tenant in accordance with Section 8.2. HVAC service will be limited to 7:00 a.m to 6:00 p.m on weekdays (excluding holidays recognized by Landlord) ("Normal Business Hours"), except for additional service as provided for in this Lease. Landlord shall supply Landlord's standard Building and Property security and fire monitoring services and elevator service, Landlord's standard trash removal services (excluding disposal of Hazardous Substances or medical or biological waste) from the Building compactor, if any, bulb replacement services for Building standard light fixtures, and Landlord's standard exterior window washing services for Premises' windows. Landlord shall also provide standard office janitorial services to the Premises.

     All services or utilities which are required to be provided by Landlord under Section 7.1 which are not separately metered by the service or utility provider shall be included within "Operating Costs" and shall be paid by Tenant each month as provided in Section 8. The cost for any services or utilities, which are not separately metered or sub-metered shall be based on Landlord's reasonable estimate of Tenant's consumption of such utilities. If in Landlord's reasonable opinion Tenant's consumption of any utility is extraordinary, Landlord shall be entitled to install, maintain and operate, at Tenant's cost, a monitoring/ metering system(s) in the Premises to measure Tenant's consumption of water, electricity (including electricity to Tenant's signage, if any) HVAC or other utilities or services, or to measure the added demands on the Premises' electrical or HVAC systems resulting from Tenant's equipment or lights, including without limitation, Tenant's improvements pursuant to Exhibit C.

     Landlord's obligation to provide the services and utilities described in this Section 7.1 is subject to Section 11 (Damage And Destruction) and Section 22 (Condemnation).

          7.1.1. Additional Services Or Utilities. The Building standard mechanical system is designed to accommodate standard office use heating loads generated by lights or equipment using up to three (3) watts per usable square foot. Before installing fixtures, lights or equipment in the Premises, which in the aggregate exceed such amount, or which otherwise consume or require services or utilities exceeding standard office-type levels, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay Landlord's costs, including Landlord's administrative fee, for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment or lights. In addition, Tenant shall pay Landlord as Additional Rent the amount estimated by Landlord (including Landlord's administrative fee) as the cost of furnishing services or utilities for the operation of such equipment or lights and the cost of operation and maintenance of any supplementary air conditioning units necessitated by Tenant's use of such equipment or lights.

     During other than normal business hours (7:00 a.m. to 6:00 p.m., weekdays), Landlord may restrict access to the Building in accordance with the Building's security system, provided that Tenant shall have at all times during the Term of this Lease (24 hours of all days) reasonable access to the Premises.

     If after request by Tenant, Landlord furnishes HVAC or other services or utilities in addition to the utilities or services required to be provided by Landlord under this Lease, including without limitation, furnishing utilities or services at times other than Normal Business Hours or in amounts exceeding standard office use, then the cost of such non-standard or additional services or utilities, as reasonably established by Landlord, shall be paid by Tenant as Additional Rent.

     7.2. Services and Utilities; Tenant's Obligations. Tenant shall be solely responsible for providing, and shall pay directly, all charges for any security services desired by Tenant in addition to Landlord's standard Building and site security services. Tenant shall be solely responsible for providing, at Tenant's cost, any backup electricity generator desired by Tenant. It is understood that except as provided in Sections 7.1 or 7.4, Landlord shall not be required to provide any services or utilities to Tenant, and Tenant shall make all necessary arrangements to have such services and utilities billed directly to Tenant and paid directly by Tenant. Tenant shall pay its share, as reasonably determined by Landlord, of any unique services or equipment used by Tenant which are shared by other tenants of the Building, such as generators, dilution tanks and air compressors.

     7.3. Interruption. Landlord shall not be liable for any loss, injury or damage to persons or property caused by or resulting from any variation, interruption, or failure of services or utilities to be provided by Landlord under this Lease due to any cause whatsoever, including without limitation, Landlord's failure to make any repairs or perform any maintenance required to be performed by Landlord under this Lease. No temporary variation, interruption or failure of services or utilities to be provided by Landlord under this Lease incident to the making of repairs, alterations or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control, shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations under this Lease.

     7.4. Landlord's Repair and Maintenance Obligations. Except as provided in Sections 9 (Improvements and Alterations by Tenant), 11 (Damage or Destruction) or 22 (Condemnation), Landlord shall cause to be maintained in reasonably good order and condition the Building (other than any leased premises) and the public and common areas of the Property, such as lobbies, elevators, stairs, corridors and restrooms; provided, however, Tenant shall be responsible for the cost of repair of damage occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, subject to Section 12, Waiver of Subrogation. Landlord shall maintain and repair the Premises' water, if applicable, and elevator service at all times during the term of the Lease.

     7.5. Tenant's Repair and Maintenance Obligations. Except for maintenance, replacements and repairs required to be made or provided by Landlord under Sections 7.1 or 7.4, Tenant, at its sole cost and expense, shall provide for the maintenance in accordance with the manufacturer's recommendations, repair and replacement within the Premises and all built-in appliances and equipment, including any private restrooms and associated plumbing, which are in the Premises for Tenant's exclusive use and any security systems or services desired by Tenant in addition to any such systems or services as may be provided by Landlord under this Lease.

     7.6. Additional Security. In the event that Tenant's use of the Premises, or its presence in the Building, results in the need for additional security for the Premises or the Building, as determined by Landlord, then any additional security provided by Landlord for the Building or the Premises shall be at Tenant's sole cost and expense, and shall be reimbursed by Tenant to Landlord within five (5) days of written demand. This Section shall include, without limitation, any additional security required as a result of labor disturbances, strikes, political protests, dangerous activities, and any other disturbance or disruption of any kind.

     7.7.   Tenant's Obligations. In performing its obligations under this
Section 7, Tenant, at Tenant's expense, shall comply with all Environmental Laws and all other applicable laws, ordinances, codes, orders, rules or regulations of any governmental authority. Tenant shall retain, and shall provide Landlord upon request, copies of Tenant's maintenance and service contract(s). Except as provided in Section 9 in connection with Alterations, before making or performing any work, repairs, or replacement of any kind in the Premises, if such work shall affect the Building's systems or costs of operation to Landlord then Tenant shall obtain Landlord's prior written approval, which approval may be conditioned on Tenant providing Landlord with plans and specifications therefore, if applicable, which are acceptable to Landlord. All work, maintenance, repairs and replacements by Tenant under this Lease shall be performed by licensed contractors acceptable to Landlord. Tenant shall provide Landlord with copies of all contracts or purchase orders, for such work, maintenance, repairs and replacements prior to having such work, maintenance, repairs or replacements performed. Before installing any heavy equipment or fixtures in the Premises, Tenant shall submit the plans and specifications therefore to Landlord for Landlord's written approval.

8.   ADDITIONAL RENT: OPERATING COSTS AND REAL ESTATE TAXES.

     8.1. Definitions. In addition to the Base Rent, Tenant shall pay to Landlord each month as Additional Rent Tenant's Share of Taxes and of Operating Costs as provided in this Section 8, using the following definitions:

          8.1.1. Taxes. "Taxes" shall mean taxes on real property and personal property, charges and assessments (or any installments thereof due during the Lease Year) levied with respect to the Property, any improvements, fixtures and equipment on the Property, and all other property of Landlord, real or personal, used directly in the operation of the Property, and any taxes levied or assessed (or any installment thereof due during the Lease Year) in addition to or lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Property and/or Building or rents collected, but not including any federal or state income, estate, business and occupation (except to the extent that a rental tax is imposed as a business and occupation tax), inheritance or franchise tax.

          8.1.2. Operating Costs. "Operating Costs" shall mean all expenses other than Taxes paid or incurred by Landlord for obtaining services and products for maintaining, operating, equipment replacement, and repairing the Property, including without limitation, the Property's public and common areas, and the personal property used in conjunction therewith, and which shall include, without limitation, the costs of Landlord performing its maintenance and repair obligations under this Lease, depreciation and amortization of capital improvements made subsequent to the initial development of the Property or Building which are designed with a reasonable probability of enhancing the health and/or safety of the Property or improving the operating efficiency of the Property or Building, security services for the Property, fire alarm system monitoring and testing, refuse collection, maintaining water, sewer, storm drainage and other utility systems and services, common area electricity, gas and other similar energy sources, supplies, Premises janitorial, common area janitorial and cleaning services, exterior window washing, landscape planting, maintenance and irrigation, services of independent contractors (including any market-rate management fees which may be or become payable to third parties), compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Property and its equipment, the maintenance, resurfacing, repair and striping of parking areas and curbs (including driveways, loading zones and access easements), downspouts and gutters, lighting and outdoor facilities, premiums for Landlord's insurance (including applicable interest charges), insurance deductibles, licenses, permits and inspection fees, a management fee, reasonable legal, administrative and accounting expenses, and any other expense or charge whether or not hereinabove described, which in accordance with generally accepted management practices would be considered an expense of maintaining, operating, or repairing the Property, excluding or deducting, as appropriate costs of any special services rendered to individual tenants (including Tenant) for which a special charge is collected including, without limitation, any specially metered charges. Notwithstanding the foregoing, Operating Costs shall not include the following:

     (1) attorney's fees, accounting fees and other expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Building, except as specifically otherwise provided in this Lease;

     (2) costs directly attributable to or for the sole benefit of a tenant, including Tenant;

     (3)  rental on ground leases or other underlying leases;

     (4) cost of any work or services to the extent performed for any facility other than the Building (provided Landlord shall have the right to reasonably allocate the cost of services provided to more than one facility);

     (5) costs due to Landlord's willful violation of any governmental rule or authority;

     (6)  charitable or political contributions;

     (7) any fees paid to related parties of Landlord which exceed the market rate for similar services.

          8.1.3. Tenant's Share. "Tenant's Share" in connection with Operating Costs and Taxes shall mean Tenant's Share of the Property multiplied by actual or estimated, as the case may be, Operating Costs or Taxes allocated to the Property, respectively. Notwithstanding anything to the contrary in Section 8.1.2, in determining the amount of Operating Costs, for the purpose of Section 8.1.2: (a) if less than ninety-five percent (95%) of the Building shall have been occupied by tenants and fully used by them at any time, Operating Costs shall be increased to an amount equal to the like Operating Costs which would normally be expected to be incurred had such occupancy been ninety five percent (95%) and had such full utilization by tenants been made during the entire period; and (b) if the Landlord is not furnishing any particular work or service (the cost of which if performed by the Landlord would constitute an Operating Cost) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by the Landlord, Operating Costs shall be deemed for the purposes of Section 8.1.2 to be increased by an amount equal to the additional Operating Costs which would reasonably have been incurred during such period by the Landlord if it had at its own cost furnished such work or service to such tenant.

     8.2. Payment of Additional Rent for Estimated Operating Costs and Taxes. Within thirty (30) days of the Commencement Date or the close of each Lease Year, as applicable, or as soon thereafter as is practicable, Landlord shall provide Tenant with a written statement of Tenant's Share of estimated increases in Operating Costs and Taxes for such Lease Year over the actual Operating Costs and Taxes for the Base Year. Tenant shall pay 1/12 of the amount of any special or specific Tenant charges and increases, and Tenant's Share of Operating Costs and Taxes as Additional Rent as provided in Section 4 each month during such Lease Year and until such time as Landlord provides Tenant with a statement of estimated increases in the Operating Costs and Taxes for the subsequent Lease Year. If at any time or times during such Lease Year, it appears to Landlord that Tenant's Share of actual Operating Costs and/or actual Taxes will vary from the estimated Operating Costs and/or Taxes by more than five percent (5%) on an annual basis, Landlord may, by written notice to Tenant, revise its estimate for such Lease Year and Additional Rent payable by Tenant under this Section 8.2 for such Lease Year shall be increased based on Landlord's revised estimate.

     8.3. Actual Operating Costs and Taxes. Landlord will make reasonable efforts within ninety (90) days after the close of each Lease Year during the Term hereof for which an estimated statement was delivered to Tenant pursuant to
Section 8.2, to deliver to Tenant a written statement ("Reconciliation Statement") setting forth Tenant's Share of the actual Operating Costs and Taxes paid or incurred by Landlord during the preceding Lease Year (or such prorated portion of such Lease Year if this Lease commences or terminates on a day other than the first or last day of a Lease Year, based on a 365-day Lease Year). If the actual Operating Costs and/or Taxes shown on the Reconciliation Statement for any Lease Year exceed estimated Operating Costs and/or Taxes paid by Tenant to Landlord pursuant to Section 8.2, Tenant shall pay the excess to Landlord as Additional Rent within thirty (30) days after the date of the Reconciliation Statement. If the Reconciliation Statement shows that actual Operating Costs and/or Taxes are less than the estimated Operating Costs and/or Taxes paid by Tenant to Landlord pursuant to Section 8.2, then the amount of such overpayment shall be credited by Landlord to the next Additional Rent payable by Tenant (or refunded to Tenant in the event of the termination or expiration of this Lease). Notwithstanding anything to the contrary in this Section 8.3, Tenant's Share of Operating Costs and Taxes for any partial Lease Year at the end of the Term shall be as shown on Landlord's statement of estimated Operating Costs and Taxes furnished to Tenant pursuant to Section 8.2.

     8.4. Determinations. The determination of actual and estimated Operating Costs and Taxes shall be made by Landlord. Landlord or its agent shall keep records in reasonable detail showing all expenditures made for the items enumerated in this Section 8.

     8.5. Tenant's Personal Property Taxes. Tenant shall pay prior to delinquency all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Property and, upon Landlord's request, shall promptly provide Landlord with written proof of such payment. Solely for purposes of this Section 8.5, "Property of Tenant" shall include Landlord's Work, Tenant's Work and all other improvements which are paid for by Tenant, and "Personal Property Taxes" shall include all property taxes assessed against the Property of Tenant, whether assessed as real or personal property.

9. IMPROVEMENTS AND ALTERATIONS BY TENANT. Except for the Tenant Improvements, Tenant shall not make any changes, alterations, additions or improvements in or to the Premises ("Alterations"), including, without limitation, changes to locks on doors or to plumbing or wiring, without first obtaining the written consent of Landlord and, where required by Landlord, such Alterations shall be made under the supervision of a competent architect and/or a licensed structural engineer, and in accordance with plans and specifications which meet current building standards for quality, design, and colors if visible from the hallways or exterior, approved by Landlord, which approval shall not be unreasonably withheld. Prior to commencing any Alterations, Tenant shall notify Landlord of such work and Landlord shall perform a good faith asbestos inspection in accordance with applicable laws and regulations. All work with respect to any Alterations shall be done in a good and workmanlike manner and shall be diligently prosecuted to completion. In no event shall Tenant's Alterations change or affect the strength, exterior appearance, roof, or the mechanical, electrical, or plumbing services or systems, of the Building without Landlord's consent. Tenant shall reimburse Landlord upon demand for any sums expended by Landlord for examination and approval of plans and specifications for any and all Alterations. Tenant shall also pay Landlord a sum equal to the costs incurred by Landlord during any inspection or supervision of any and all Alterations. All damages or injury to the Property caused by any act or omission of Tenant, or Tenant's officers, contractors, agents, invitees, licensees or employees, or by any persons who may be in or upon the Property with the express or implied consent of Tenant, including but not limited to, damage from cracked or broken glass in windows or doors, shall be paid by Tenant upon demand by Landlord. Tenant and Tenant's contractor shall comply with the general conditions for construction as referenced in Exhibit C.

10. ACCESS. During other than Normal Business Hours, Landlord may restrict access to the Building in accordance with a Landlord provided Building security system. Tenant shall have at all times during the Lease Term (24 hours of all days) reasonable access to the Premises. Landlord, at Tenant's cost, shall provide Tenant with security access cards to the Building if such cards are a part of the Building's security system. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times (except in cases of emergency) for the purpose of inspecting or improving the Premises or the Building or for performing any of its obligations under this Lease, upon advance notice to Tenant. Nothing contained in this Section 10 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or release of Tenant from the duty of observing and performing any of the provisions of this Lease, so long as such action does not materially and unreasonably interfere with Tenant's access to the leased Premises. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of one hundred eighty (180) days prior to the expiration or sooner termination of the Lease Term. Landlord shall have the right at all times to enter the Premises, with reasonable notice to Tenant, for the purpose of showing the Premises to prospective purchasers or lenders.

11.  DAMAGE OR DESTRUCTION.

     11.1. Damage and Repair. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the one hundred twentieth (120th) day following the damage, give Tenant a notice of its election to terminate this Lease. In the event of such election; (a) this Lease shall be deemed to terminate on the date that is thirty (30) days from the date of Tenant's receipt of such notice ("Termination Date"); (b) Tenant shall surrender possession of the Premises on the Termination Date; and (c) Rent and Additional Rent shall be apportioned as of the date of Tenant's surrender and any Rent paid for any period beyond such date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than thirty

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

percent (30%) of said replacement value of the Building or Property and insurance proceeds sufficient for restoration are available, or if Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of the improvements to the Premises originally provided by Landlord hereunder but excluding any improvements paid for by Landlord with any tenant allowance or credits) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as provided in this Section 11. To the extent that the Premises are rendered untenantable by such damage or by Landlord's restoration work under this Section, the Base Rent (but not Additional Rent) shall proportionately abate, provided, however, in the event such damage resulted from or was contributed to, directly or indirectly, by the act, fault or neglect of Tenant, Tenant's officers, contractors, agents, employees, invitees or licensees, Base Rent shall abate only to the extent Landlord receives proceeds from any rental income insurance policy received by Landlord for loss of Rent under this Lease.

     11.2. Destruction During Last Year of Term. Notwithstanding anything to the contrary in this Lease, in case the Building shall be substantially destroyed by fire or other cause at any time during the last Lease Year of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other given within thirty (30) days of the date of such destruction.

     11.3. Business Interruption. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any damage or destruction, repair or restoration of any portion of the Premises or the Building. Landlord shall use reasonable efforts to effect such repairs promptly.

     11.4. Tenant Improvements. Landlord will not carry insurance of any kind on any improvements or alterations paid for by Tenant under this Lease or paid for pursuant to any tenant allowance or credits from Landlord, or on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same. Tenant shall insure its improvements in accordance with
Section 14.2 and proceeds of such insurance shall be used in any repair or restoration of the Premises.

     11.5. Express Agreement. The provisions of this Section 11 shall be considered an express agreement governing any case of damage or destruction of the Building or Premises by fire or other casualty.

12. WAIVER OF SUBROGATION. Whether loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for, (i) any loss or damage to the real or personal property of either party located anywhere on the Property, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered, or are required to be covered under this Lease, by their respective property and related insurance policies, and (ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils covered by any business interruption insurance policy, or by any loss of rental income insurance policy, which may be held by Landlord or Tenant. Each party shall use best efforts to cause its insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless and to the extent the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

13. INDEMNIFICATION. Landlord shall not be liable for, and Tenant shall defend (unless Landlord waives its right to such defense, and in any event with counsel reasonably satisfactory to Landlord), indemnify, hold harmless and protect Landlord and its employees and agents from any claim, demand, liability, judgment, award, fine, mechanics' lien or other lien, loss, damage, expense, penalty, charge or cost of any kind or character (including actual attorney fees and court costs) which may be made, incurred or asserted by Tenant, Tenant's agents or employees, contractors, or any third parties (including but not limited to Landlord's agents, servants or employees), arising directly or indirectly from: (a) any labor dispute involving Tenant or its agents or contractors (but excluding labor disputes involving Landlord or its contractors, subcontractors, or agents); (b) the construction, repair, alteration, improvement, use, occupancy or enjoyment of the Premises by Tenant its contractors, agents, employees and/or customers, licensees, or invitees, (c) injury to, or death of, any person or persons or damage to, or destruction of, any property (including without limitation the costs of investigation, removal or remedial action and disposal of any hazardous or toxic substances, as such terms may be defined under any applicable federal, state, or municipal law, statute, rule or regulation) occurring in, on or about the Premises, unless it is the result of Landlord's gross negligence or (d) Tenant's breach of this Lease or the acts or omissions of Tenant or its officers, directors, shareholders, employees, contractors, subcontractors, or agents (the "Claims"). Notwithstanding anything to the contrary in this Section 13, nothing in this Section 13 shall relieve Landlord from responsibility for its proportionate share of its fault attributable to its negligence or willful misconduct in causing any such Claims. TENANT HEREBY WAIVES ITS IMMUNITY WITH RESPECT TO LANDLORD UNDER THE INDUSTRIAL INSURANCE ACT (RCW TITLE 51) AND/OR THE LONGSHOREMEN'S AND HARBOR WORKER ACT, AND/OR ANY EQUIVALENT ACTS AND TENANT EXPRESSLY AGREES TO ASSUME POTENTIAL LIABILITY FOR ACTIONS BROUGHT AGAINST LANDLORD BY TENANT'S EMPLOYEES. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES TO THIS LEASE AND TENANT HAS HAD THE OPPORTUNITY TO, AND HAS BEEN ENCOURAGED TO, CONSULT WITH INDEPENDENT COUNSEL REGARDING THIS WAIVER.

     Tenant shall, at its sole cost and expense, indemnify, defend and hold harmless Landlord and Landlord's subsidiaries and parent corporations, shareholders, members, managers, directors, officers, employees, partners, affiliates, and agents from, any claims, liabilities, costs or expenses incurred or suffered arising in connection with any Hazardous Materials which are not brought on the Premises or the Property by Landlord, Landlord's employees, agents, vendors, visitors or contractors. Tenant's indemnification, defense, and hold harmless obligations include, without limitation, the following: (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under common law or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any other Federal, State, County, or Municipal law, ordinance, or regulation now or hereafter in effect; (ii) claims, liabilities, costs or expenses pertaining to the indemnification, monitoring, clean-up, containment or removal of Hazardous Materials from soils, riverbeds or aquifers including the provision of an alternative public drinking water source; (iii) all costs of defending such claims; and (iv) all other liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This indemnity shall survive the expiration or termination of this Lease.

     Tenant shall not be liable for, and Landlord shall defend (unless Tenant waives its rights to defense, and in any event with counsel reasonably satisfactory to Tenant), indemnify, hold harmless and protect Tenant and its employees and agents from any claim, demand, liability, judgment, award, fine, mechanics lien or other lien, loss, damage, expense, penalty, charge or cost of any kind of character (including reasonable attorneys' fees and court costs) which may be made, incurred by or asserted against Tenant by third parties arising or resulting from damage to property or injury to person to the extent caused by the negligence or willful misconduct of Landlord, its employees, agents, servants or representatives.

14.  INSURANCE.

     14.1. Worker's Compensation. Commencing on the earlier of the Commencement Date or the date Tenant first enters onto the Premises and continuing throughout the Term of this Lease and any renewal hereof, Tenant shall, at its own expense, keep and maintain in full force and effect, all required worker's compensation coverages, including employer's liability at a limit of not less than One Million Dollars ($1,000,000).

     14.2. Liability Insurance. Commencing on the earlier of the Commencement or the date Tenant first enters onto the Premises, Tenant shall, throughout the Term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability insurance on an occurrence form, including but not limited to Premises and operations; blanket contractual; products/completed operations; owners' and contractors' protective; employer's contingent liability (stop gap); personal injury; insuring Tenant's activities upon, in or about the Premises or the Building against claims of bodily injury or death or property damage or loss with a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate. General aggregate shall apply on a per location basis. Landlord and others as required by Landlord shall be an additional insured.

     14.3. Property Insurance. Tenant shall, throughout the Term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect special form perils coverage on Tenant's leasehold improvements, including without limitation, any improvements made by Landlord on behalf Tenant or pursuant to a tenant allowance or credit at one hundred percent (100%) of the current replacement cost value on an agreed amount basis.

     Landlord is not required to carry insurance of any kind on Tenant's improvements or on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

     14.4. Automobile Liability Insurance Requirements. Tenant shall maintain automobile coverage with a combined single limit of not less than One Million Dollars ($1,000,000). Coverage shall apply to any owned, non-owned or hired automobiles.

     14.5. Insurance Policy Requirements. All policies of insurance required under this Section 14 shall be with companies reasonably approved by Landlord. No insurance policy required under this Section 14 shall be cancelled or reduced in coverage except after forty-five (45) days (ten (10) days for non-payment of premium) prior written notice to Landlord. All insurers shall have a Best's rating of AV or better and be licensed and admitted to do business in the State of Washington. The property and liability policies required under this Section 14 shall be written as primary policies and not contributing to nor in excess of any coverage Landlord may choose to maintain.

     Tenant shall deliver to Landlord prior to occupancy or entrance onto the Premises and at least annually thereafter, copies of policies of such insurance or certificates with endorsement, evidencing the existence of the minimum required insurance and evidencing Landlord, Landlord's mortgagee, and any other persons or entities requested by Landlord to be named as additional insureds hereunder. In no event shall the limits of any insurance policy required under this Section 14 be required under this Section 14 be considered as limiting the liability of Tenant under this Lease.

     In no event shall the limits or coverages required to be carried be considered as necessarily adequate nor limiting the liability of Tenant under this Lease.

     14.6. Failure to Maintain Insurance. If Tenant fails or refuses to maintain any insurance required, Landlord may, at its option, procure insurance for Landlord's benefit and/or interests and any and all premiums paid by Landlord therefore shall be deemed Additional Rent and shall be due on demand. Landlord will not be responsible to procure insurance for Tenant's interests and/or benefit.

     14.7. Increased Insurance Costs. Tenant shall not keep, use, sell or offer for sale in or upon the Premises, nor conduct any operation, which may be prohibited by Landlord's insurance carriers. Tenant shall pay any increase in premiums for property and liability insurance that may be charged during the Lease Term on the amount of such insurance which may be carried by Landlord on the Premises or the Building or Buildings of which they are a part, resulting from Tenant's occupancy or from the type of merchandise which Tenant stores or sells on the Premises, whether or not Landlord has consented thereto. In the event of increased insurance costs to Landlord, Tenant shall also pay an additional premium on the insurance policy or policies that Landlord may carry for its protection against loss resulting from any insured event. In determining whether increased premiums are the result of Tenant's use of the Premises, rates and/or premiums determined by the organization and/or underwriter setting the insurance rates and/or charges on the Premises of Building or Buildings of which they are a part shall be conclusive evidence of the several items and charges which make up the insurance premium. Landlord shall deliver bills for such additional premiums to Tenant at such times as Landlord may elect, and Tenant shall immediately reimburse Landlord therefore.

15.  ASSIGNMENT AND SUBLETTING.

     15.1. Assignment or Sublease. Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease or sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent, which consent may not be unreasonably conditioned, delayed or withheld. Tenant also acknowledges that any right of first refusal, option to extend the Term of this Lease, terminate this Lease, or any other options which Landlord has granted herein are particular to Tenant are not assignable or transferable to any assignee or sublessee under this Lease.

     In no event shall an assignment, subletting or other transfer of the Lease relieve Tenant of any of its obligations under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer.

     If such consent is requested, Landlord reserves the right to terminate this Lease, or, if consent is requested for subletting less than the entire Premises, to terminate this Lease with respect to the portion for which such consent is requested, at the proposed effective date of such subletting. In the event of any such termination, Landlord may enter into the relationship of Landlord and Tenant with any such subtenant or assignee, based on the rent (and/or other compensation) and the term agreed to by such subtenant or assignee and otherwise upon the terms and conditions of this Lease.

     If Tenant is a corporation, any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of a majority of its outstanding voting stock, or power to vote a majority of its outstanding voting stock, shall constitute an assignment for the purpose of this Section 15; provided, however, for the purposes of this Section 15, a public offering of stock registered with the SEC, shall not constitute a transfer. If Tenant is a partnership, limited liability company, or other entity, any transfer of this Lease by merger, consolidation, liquidation, dissolution, or any change in the ownership of a majority of the ownership and/or economic interests shall constitute an assignment for the purpose of this Section 15.

     15.2. Documentation and Expenses. In connection with each request for an assignment or subletting Tenant shall: (i) submit in writing to Landlord the name and legal composition of the proposed subtenant or assignee, the nature of the proposed subtenant's

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

or assignee's business to be carried on in the Premises, the terms and provisions of the proposed sublease or assignment and such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (ii) pay Landlord's reasonable costs of processing such assignment or subletting, including attorneys' fees, upon demand of Landlord. Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

     15.3. Transferee Obligations. As a condition to Landlord's approval of an assignment, any potential assignee otherwise acceptable to Landlord shall assume, in writing, all of Tenant's obligations under this Lease and Tenant and such assignee shall agree, in writing, to be jointly and severally liable for the performance of all of Tenant's obligations under this Lease. As a condition to Landlord's approval any sublessee otherwise acceptable to Landlord such sublessee shall assume, in writing, all of Tenant's obligations under this Lease as to the subleased portion of the Premises and Tenant and such sublessee shall agree, in writing, to be jointly and severally liable with Tenant for Rent and performance of all of the terms, covenants, and conditions of such approved sublease. If an assignment or sublease is consented to by Landlord, then the Tenant shall pay all costs incurred in connection therewith (including any lease commissions and lease concessions), and the assignment or sublease shall state that all payments from the assignee or sublessee shall be paid directly to Landlord. In connection with a permitted assignment or sublease:

     (a) So long as the Tenant is not in default under this Lease, Landlord shall grant to Tenant a credit against the monthly rental due under this Lease in the amount of the rental actually received by Landlord under the assignment or sublease for that month, calculated on a per square foot basis, and based upon the portion of the Premises covered by the assignment or sublease. The maximum credit for any month under this subsection (a) shall be equal to the per square foot rental due under this Lease. (By way of example only, if the then applicable monthly rental under this Lease is $2.50 per square foot, and there is a sublease providing for monthly rental of $2.75 per square foot, then the maximum monthly credit under this subsection (a) shall be $2.50 per square foot times the number of square feet covered by the sublease, and with the credit being applicable only once the payment is received by Landlord from the sublessee.) If in any month Tenant is entitled to a credit under this subsection
(a), but the credit arises after the Tenant has paid in full the rental due under this Lease for that month, then Landlord shall pay the amount of the credit within five (5) business days after the date that the payment is received by Landlord from the assignee or sublessee.

16. SIGNS. Tenant shall not inscribe any inscription, or post, place, or in any manner display any sign, graphics, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Property at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant shall remove the same at the expiration or sooner termination of this Lease and Tenant, at its expense, shall repair any damage to the Property, or any portion thereof, caused by such removal. Notwithstanding the foregoing, if Tenant is permitted to place signage on the Building such signage must be pre-approved by Landlord's architect and must comply with local laws. The cost of such signage, maintenance, repair and operation shall be borne exclusively by Tenant.

17. LIENS. Tenant has no authority to allow any liens to be placed against the Property. Tenant shall keep its interest in this Lease, any property of Tenant located on the Property, and the Property free from any liens arising out of any work performed or materials ordered or obligations incurred by or on behalf of Tenant and Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any liability from any such lien, including without limitation, liens arising from Tenant's Work. In the event any lien is filed against the Property, or any portion thereof, by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord and at Tenant's

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

expense, immediately either cause such lien to be released of record or furnish to Landlord a bond, in form and amount and issued by a surety, satisfactory to Landlord, indemnifying Landlord and the Property against all liability, costs and expenses, including attorneys' fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Property arising from work done or materials provided to and for Tenant, if, and only if, such proceedings suspend the collection thereof against Landlord, Tenant and the Property and neither the Property nor any part thereof or interest therein is or will be, in Landlord's sole judgment, in any danger of being sold, forfeited or lost.

18.  BANKRUPTCY.

     18.1. Assumption of Lease. In the event Tenant becomes a Debtor under Chapter 7 of the Bankruptcy Code ("Code") or a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapters 11 or 13 of the Code, or a proceeding is filed under Chapter 7 of the Code and is transferred to Chapters 11 or 13 of the Code, the Trustee or Tenant, as Debtor and as Debtor-In-Possession, may not elect to assume this Lease unless, at the time of such assumption, the Trustee or Tenant has cured all defaults under the Lease and paid all sums due and owing under the Lease or provided Landlord with "Adequate Assurance" (as defined below) that: (i) within ten (10) days from the date of such assumption, the Trustee or Tenant will completely pay all sums due and owing under this Lease and compensate Landlord for any actual pecuniary loss resulting from any existing default or breach of this Lease, including without limitation, Landlord's reasonable costs, expenses, accrued interest, and attorneys' fees incurred as a result of the default or breach; (ii) within twenty (20) days from the date of such assumption, the Trustee or Tenant will cure all non-monetary defaults and breaches under this Lease, or, if the nature of such non-monetary defaults is such that more than twenty (20) days are reasonably required for such cure, that the Trustee or Tenant will commence to cure such non-monetary defaults within twenty (20) days and thereafter diligently prosecute such cure to completion; and (iii) the assumption will be subject to all of the provisions of this Lease.

          18.1.1. Definition of Adequate Assurances. For purposes of this
Section 18, Landlord and Tenant acknowledge that in the context of a bankruptcy proceeding involving Tenant, at a minimum, "Adequate Assurance" shall mean: (i) the Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease; and (ii) the Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and/or mortgage in or on property of Trustee or Tenant acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults and breaches under this Lease within the time periods set forth above; and (iii) the Trustee or Tenant, at the very minimum, shall deposit a sum equal to two (2) month's Base Rent to be held by Landlord (without any allowance for interest thereon) to secure Tenant's future performance under the Lease.

     18.2. Assignment of Lease. If the Trustee or Tenant has assumed the Lease pursuant to the provisions of this Section 18 for the purpose of assigning Tenant's interest hereunder to any other person or entity, such interest may be assigned only after the Trustee, Tenant or the proposed assignee have complied with all of the terms, covenants and conditions of this Lease, including, without limitation, those with respect to Additional Rent. Landlord and Tenant acknowledge that such terms, covenants and conditions are commercially reasonable in the context of a bankruptcy proceeding of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Code shall be deemed without further act or deed to have assumed all of the

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

obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assignment.

     18.3. Adequate Protection. Upon the filing of a petition by or against Tenant under the Code, Tenant, as Debtor and as Debtor-In-Possession, and any Trustee who may be appointed agree to adequately protect Landlord as follows:
(i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by Order of the Bankruptcy Court; (ii) to pay all monetary obligations required under this Lease, including without limitation, payment of Rent and Additional Rent payable hereunder which is considered reasonable compensation for the use and occupancy of the Premises;
(iii) provide Landlord a minimum of thirty (30) days prior written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease; and (iv) to perform to the benefit of Landlord as otherwise required under the Code. The failure of Tenant to comply with the above shall result in an automatic rejection of this Lease.

19.  DEFAULT.

     19.1. Cumulative Remedies. All rights of Landlord in this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law in force when the default occurs or in equity. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction (without bond) the violation or attempted violation of any of the covenants, agreements or conditions of Tenant under this Lease.

     19.2. Tenant's Default; Right to Cure. The failure of Tenant to perform any obligation of Tenant as provided in this Lease shall be a default under this Lease. Tenant shall have a period of five (5) business days from the date of Tenant's receipt of written notice from Landlord to Tenant within which to cure any default in the payment of Rent. Tenant shall have a period of ten (10) business days from the date of written notice from Landlord to Tenant to cure any other default under this Lease; provided, however, that with respect to any such default which cannot be cured within such ten (10) day period, the default shall not be deemed to be uncured if Tenant commences to cure within ten (10) days and for so long as Tenant is diligently prosecuting the cure thereof, but in no event longer than ninety (90) days. If the nature of the default is one that can be cured immediately (e.g. turn off loud music, take unauthorized sign off door, etc.), Tenant will use its best efforts to cure immediately. Notwithstanding anything to the contrary in this Section 19.2, Landlord shall not be required to provide notice to Tenant of a default in the payment of Rent more than once in any consecutive twelve (12) month period.

     19.3. Landlord's Rights And Remedies. Upon the occurrence of an uncured default by Tenant, Landlord, in addition to all other rights or remedies it may have, at its option, may exercise any one or more of the following rights without further notice or demand of any kind to Tenant or any other person, except as required by applicable State law:

          19.3.1. Termination of Lease. The right of Landlord to terminate this Lease and Tenant's right to possess the Premises and to reenter the Premises, take possession thereof and remove all persons from the Premises, following which Tenant shall have no further claim thereon or hereunder; provided, however, that Tenant shall remain obligated as provided in Section 19.4 below.

          19.3.2. Re-entry of the Premises. The right of Landlord, without terminating this Lease and Tenant's right to possess the Premises, to reenter the Premises and occupy the whole or any part of the Premises for and on account of Tenant and to collect any unpaid Rents which have become payable, or which may thereafter become payable; provided, however, that Tenant shall remain obligated as provided in
Section 19.4 below.

          19.3.3. Termination After Reentry. The right of Landlord, even though it may have reentered the Premises in accordance with Section 19.3.2, to elect thereafter to terminate this Lease and Tenant's right to possess the Premises; provided, however, that Tenant shall remain obligated as provided in Section
19.4 below.

     Should Landlord reenter the Premises under Section 19.3.2, Landlord shall not be deemed to have terminated this Lease or to have accepted a surrender thereof by any such reentry, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease and Tenant's right of possession. Tenant further covenants that Landlord's service of any notice pursuant to the unlawful detainer statutes of the State of Washington and Tenant's surrender of possession pursuant to such notice shall not (unless Landlord elects in writing to the contrary at the time of, or at any time subsequent to, the serving of such written notice and such election is evidenced by a notice to Tenant) be deemed to be a termination of this Lease.

     19.4. Landlord's Damages. If Landlord terminates this Lease and/or Tenant's right to possession of the Premises pursuant to the terms of this
Section 19, Landlord may recover from Tenant as damages, all of the following:

          19.4.1. Delinquent Rent. The worth at the time of award of any unpaid Rent earned at the time of such termination;

          19.4.2. Rent After Termination Until Judgment. The worth at the time of award of the amount by which the unpaid Rent that would have been earned after termination until the time of award exceeds such rent loss Tenant proves could have been reasonably avoided;

          19.4.3. Rent After Judgment. The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided;

          19.4.4. Leasing Concessions. The unamortized portion of any financial concessions incurred by Landlord on Tenant's behalf to arrange for Tenant's leasing of the Premises that Landlord conditionally waived at the commencement of the Lease in consideration of Tenant's full performance of this Lease, but which upon termination of the Lease pursuant to this Section 19 shall accrue as Rent, which costs include, but are not limited to, leasing commissions, tenant allowances and improvements (including without limitation, the cost of any improvements to the Premises by Landlord pursuant to Exhibit C), "free rent" allowances and other such concessions in this Lease, amortized on a straight-line basis over the number of months during the Lease Term in which Tenant is obligated to pay Base Rent, and such amounts shall become immediately due and payable as Rent earned at the time of such termination of the Lease;

          19.4.5. Other Compensation. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result there from, including, without limitation, any cost or expense incurred by Landlord in (i) retaking possession of the Premises, including reasonable attorney fees therefore, (ii) maintaining or preserving the Premises after such default, (iii) preparing the Premises for reletting to a new tenant, including repairs necessary to the Premises for such reletting, (iv) leasing commissions, limited to those years remaining in the initial term, and
(v) any other costs necessary or appropriate to relet the Premises; and

          19.4.6. Additional or Alternative Damages. At Landlord's election, such other amounts in addition to or in lieu of the foregoing in this Section
19.4 as may be permitted from time to time by the laws of the State of Washington; and

          19.4.7. Calculation of Damages. As used in Sections 19.4.1 and 19.4.2, the "worth at the time of award" is to be computed by allowing interest at the rate specified in Section 4.2. As used in Section 19.4.3, the "worth at the time of award" is computed by discounting such amount at a discount rate equal to six percent (6%) per annum. All Rent, other than Base Rent, shall, for the purposes of calculating any amount due under the provisions of Section 19.4.3 be computed on the basis of the average monthly amount thereof accruing during the immediately preceding sixty (60) month period, except that if it becomes necessary to compute such rent before such a sixty (60) month period has occurred, then such rent shall be computed on the basis of the average monthly amount hereof accruing during such shorter period.

     19.5. Tenant's Property. Without limiting any of Landlord's rights under this Lease, in the event of a termination this Lease pursuant to Section 19, any of Tenant's property which, pursuant to this Lease, may be removed by the Tenant (not including attached furniture and equipment specified on Exhibit C-1) shall be removed by Tenant immediately upon demand by Landlord. If not so removed by Tenant, Landlord may remove such property from the Premises and place it in storage at a public warehouse at the expense and risk of Tenant, after which it shall be subject to the sale provisions of Section 21. Without limiting any of Landlord's rights under this Lease, in the event of a termination of this Lease pursuant to Section 19, all attached furniture and equipment specified on Exhibit C-1 shall be deemed real property and shall be Landlord's property as part of the Premises upon termination.

     19.6. No Waiver. The waiver by Landlord of any breach of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof, or of any other term, covenant or condition contained in this Lease. Landlord's subsequent acceptance of partial rent or performance by Tenant shall not be deemed to be an accord and satisfaction or a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease or of any right of Landlord to a forfeiture of the Lease by reason of such breach, regardless of Landlord's knowledge of such preceding breach at the time of Landlord's acceptance. No term, covenant or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord.

     19.7.  Waiver of Notice. Notwithstanding anything to the contrary in this
Section 19, Tenant waives (to the fullest extent permitted under law) any written notice, other than such notice as this Section 19 or any other provision of this Lease specifically requires, which any statute or law now or hereafter in force prescribes be given Tenant.

     19.8. Waiver of Redemption Rights. Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the term hereof, as it may have been extended, after having been dispossessed or ejected there from by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

     19.9. Default by Landlord. Landlord's failure to perform or observe any of its obligations under this Lease or to correct a breach of any warranty or representation made in this Lease within thirty (30) days after receipt of written notice from Tenant setting forth in reasonable detail the nature and extent of the failure referencing pertinent Lease provisions or if more than thirty (30) days is required to cure the breach, Landlord's failure to begin curing within the thirty (30) day period and diligently prosecute the cure to completion, shall constitute a default. If Landlord commits a default that materially affects Tenant's use of the Premises, and Tenant has provided simultaneous written notice thereof to Landlord's mortgagee (if any and if Tenant has notice thereof) and Landlord (and/or Landlord's mortgagee if any) has failed to commence to cure such default within thirty (30) days (or such shorter time as is commercially reasonable in the case of an emergency threatening imminent harm to persons or property), Tenant may, without waiving any claim for damages for breach of agreement, thereafter cure the default for the account of the Landlord, which cure shall be preceded by an additional written notice given at least three (3) days prior to such cure to Landlord and Landlord's mortgagee that Tenant plans to undertake the cure, and the reasonable cost of such cure shall be deemed paid or incurred for the account of Landlord, and Landlord shall reimburse Tenant for Tenant's out-of-pocket expenditures paid to third parties to effectuate such cure, such reimbursement to be within thirty (30) days after completion of the cure and invoice to Landlord showing the costs of cure. Tenant s cure rights shall be in lieu of any right to terminate this Lease; Tenant shall not have the right to terminate this Lease for a Landlord default. If Landlord disputes either the necessity of the cure or the cost thereof, the matter shall be settled by arbitration administered by the American Arbitration Association in accordance with its Rules for the Real Estate Industry before a single neutral arbitrator of the American Arbitration Association sitting in Seattle, Washington. The arbitrator shall be a person having at least ten (10) years' experience and knowledge about commercial leasing and property management. The arbitration shall be held within sixty (60) days of Landlord notifying Tenant it disputes Tenant's cure. The costs of the arbitrator shall be shared equally by the parties. The prevailing party shall be entitled to an award of reasonable attorney's fees. The arbitrator's award shall be final and binding on the parties.

20. SUBORDINATION AND ATTORNMENT. This Lease shall be subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Land, the Building or the Premises, created by or at the instance of Landlord, and to any and all advances to be made hereunder and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"); provided, however, that the holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage may elect to continue this Lease in full force and effect and, in such event, Tenant shall attorn to such person or persons. Notwithstanding the foregoing, if a lender requires that the Lease be subordinate to any mortgage recorded after the date of the Lease affecting the Property, the Lease shall be subordinate to such mortgage if Landlord first obtains from such lender a written statement providing that so long as Tenant performs its obligations under the Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the mortgage, and no steps or procedures, taken under the mortgage, shall affect Tenant's rights under this Lease; provided, however, then the holder of Landlord's Mortgage, or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage, shall not be subject to any option to purchase, or right of first refusal to purchase, granted to Tenant in connection with this Lease.

     Tenant shall execute, acknowledge and deliver documents, which the Holder of any Landlord's Mortgage may require to effectuate the provisions of this
Section 20 within ten (10) days of the date of Landlord's request therefore. In the event of any transfer of Landlord's interest in the Premises or in the Property, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorn to such transferee, provided transferee assumes all of Landlord's responsibilities.

21. REMOVAL OF PROPERTY. Subject to Section 19.5, upon the expiration of this Lease, Tenant shall remove Tenant's personal property not permanently affixed to the Premises or as specified on Exhibit C-1, and shall pay Landlord any damages for injury to the Premises or Property resulting from such removal. If Tenant fails to remove any such property from the Premises at the expiration of this Lease, Landlord may remove and store said property without liability for loss thereof or damage thereto. Such storage shall be for the account and at the expense of Tenant. If Tenant fails to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, or if Tenant has not removed the property from the Premises after a thirty (30) day period, Landlord may, at its option, sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the cost of removal of such property and the restoration of the Premises following such removal; fourth, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms of this Lease; and, fifth, the balance, if any, shall be paid to Tenant.

22.  CONDEMNATION.

     22.1. Entire Taking. If all of the Premises, or such portion of the Building as may be required for the reasonable use of the Premises, in Landlord's determination, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent, Additional Rent and other payments shall be paid to that date.

     22.2. Constructive Taking of Entire Premises. In the event of a taking by eminent domain of a material part of but less than all of the Building, if Landlord determines that the remaining portions of the Building cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons) or if Landlord determines the Building should be restored in such a way as to materially alter the Premises, then Landlord shall forward a written notice to Tenant of such determination not more than sixty (60) days after the date of taking. The Term of this Lease shall expire upon the date specified by Landlord in such notice but not earlier than sixty (60) days after the date of such notice.

     22.3. Partial Taking. Subject to the provisions of the preceding Section 22.2, in case of taking by eminent domain of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority. If more than twenty-five percent (25%) of the Premises is taken and Landlord cannot replace such space with space in the Building which is mutually acceptable to Landlord and Tenant, then with sixty (60) days written notice by either party, Landlord or Tenant shall have the right to terminate this Lease.

     22.4. Awards and Damages. Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of and/or will not reduce any damages recoverable by Landlord.

23. NOTICES. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, or by facsimile, or by private overnight courier to Landlord and to Tenant at their respective Notice Addresses set forth in Section 1.16 (provided that after the Commencement Date any such notice shall be mailed, delivered by hand or transmitted by facsimile to Tenant at the Premises) or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as provided in this Section shall be deemed given and received on the date that is three (3) business days following the date of post mark, in the case of mailing, or the date of transmission confirmation by the sender's facsimile machine, in the case of facsimile transmission, or one (1) day after deposit with a private overnight courier.

24. COSTS AND ATTORNEYS' FEES. If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, each party shall, and hereby does to the extent permitted by law, waive trial by jury and the losing party shall pay the substantially prevailing party's attorneys' fees in connection with such suit, at trial and on appeal, and such attorneys' fees shall be deemed to have accrued on the commencement of such action. If Landlord consults with an attorney as a result of an uncured defaultby Tenant hereunder, Tenant agrees to pay any such attorneys' fees incurred by Landlord, and such attorneys' fees shall constitute additional sums due by Tenant hereunder. In addition, in the event of an uncured default by Tenant under this Lease, and any action is instituted by Landlord as a result of Tenant's default, then Tenant shall pay to Landlord, in addition to other costs, expenses, and attorneys' fees incurred by Landlord, and hourly fee of Fifty Dollars ($50.00) per hour for time spent by each employee or agent of Landlord in connection with such default and at a minimum, One Hundred Dollars ($100.00).

25. LANDLORD'S LIABILITY. Notwithstanding anything in this Lease to the contrary, covenants, undertakings and agreements herein made on the part of Landlord in this Lease are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord (except Landlord's interest in the Premises and Building), but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Building, as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by Landlord, nor shall at any time be asserted or enforceable against Landlord or its heirs, legal representatives, successors or assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease.

26. LANDLORD'S CONSENT. Except as may be provided otherwise in this Lease, whenever Landlord's consent is required under this Lease, such consent shall not be unreasonably withheld, conditioned or delayed, provided, however, Landlord's withholding of consent due to any mortgagee's refusal to grant its consent shall not be deemed unreasonable.

27. ESTOPPEL CERTIFICATES. Tenant shall, from time to time upon the written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the Effective Date, Commencement Date and Expiration Date, the date the term commenced and the date Tenant accepted the Premises; the amount of Base Rent and the date to which such Base Rent and Additional Rent has been paid; and certifying such additional information as may be requested by Landlord. It is intended that any such statement delivered pursuant to this Section may be relied upon by Landlord and/or a prospective purchaser or mortgagee who may acquire an interest in, or a lien upon, Landlord's interest in the Building. If Tenant shall fail to respond within ten
(10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and to have certified that this Lease is in full force and effect, that this Lease represents the entire agreement between the parties as to this leasing, that there are no existing claims, defenses or offsets which Tenant has against enforcement of the Lease by Landlord, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Base Rent or Additional Rent has been paid in advance.

28. RIGHT TO PERFORM. If Tenant fails to pay any sum of money required to be paid by it under this Lease or fails to perform any other act on its part to be performed under this Lease, and such failure continues for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section 28 as in the case of default by Tenant in the payment of Rent.

29. PARKING. In the event that Landlord elects to regulate parking on the Property pursuant to a parking pass system, then Tenant shall be entitled to purchase eight (8) parking passes, and the parking area for Tenant's parking pass holders shall be in the parking garage serving the Building. Each parking pass may be used by one person only, and may not be shared; no sharing or hoteling of stalls shall be permitted. Use of the parking stalls shall be subject to such market rate charges, and such rules and regulations, as Landlord and/or Landlord's parking operator may adopt from time to time. Landlord retains the right to alter such market rate charges, and such rules and regulations and to relocate or reconfigure the parking area serving the Building, with reasonable notice to Tenant, but Landlord shall at all times continue to provide the designated number of passes to Tenant. Tenant shall pay, upon demand by Landlord, Landlord's costs incurred to stencil any changes to reserved parking stalls provided to Tenant under this Lease.

30. AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. If Tenant is a partnership or limited liability company, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with the partnership or operating agreement of Tenant, and that this Lease is binding upon Tenant in accordance with its terms.

31.  GENERAL.

     31.1. Headings. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of this Lease.

     31.2. Heirs and Assigns. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

     31.3. No Brokers. Except as provided in Section 1, Landlord and Tenant represent and warrant to one another that they have not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and Landlord and Tenant shall indemnify and hold one another harmless from and against any loss, cost, liability or expense incurred by the other party as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of the other party. In no event will a brokerage fee be paid on any renewal or Option to renew. Tenant agrees that any broker it may elect to assist in any renewal discussions or options will be compensated directly by Tenant.

     31.4. Tenant's Financial Statement. Within ten (10) days of receipt by Tenant of Landlord's written request, Tenant shall deliver to Landlord a copy of its most recent annual and quarterly financial statements prepared in accordance with generally accepted accounting principles, including a balance sheet, income statement, statement of changes in stockholder's or owner's equity, statement of cash flow, accompanying footnotes, and reports of independent accountants. Landlord shall hold Tenant's financial information in confidence and agrees to execute a reasonable confidentiality agreement if so requested by Tenant. Such financial information may be provided to a prospective purchaser or mortgagee, subject to the same confidentiality requirements.

     31.5. Entire Agreement. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

     31.6. Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

     31.7. Force Majeure. (A) Landlord. Landlord shall have no liability whatsoever to Tenant on account of Landlord's inability to timely complete Landlord's Work, or the restoration of the Building and the Premises following damage or destruction, as a result of "force majeure," which shall include (a) strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; and (e) for any other reason, whether similar or dissimilar to the above, or for Act of God, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord to complete Landlord's Work, or the restoration of the Building and the Premises following damage or destruction, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described herein.

     (B) Tenant. Tenant shall have no liability whatsoever to Landlord on account of Tenant's inability to timely complete Tenant's Work, or the restoration of the Tenant's Work following damage or destruction, as a result of "force majeure," which shall include (a) strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; and (e) for any other reason, whether similar or dissimilar to the above, or for Act of God, beyond Tenant's reasonable control. If this Lease specifies a time period for performance of an obligation of Tenant to complete Tenant's Work, or the restoration of Tenant's Work following damage or destruction, that time period shall be extended by the period of any delay in Tenant's performance caused by any of the events of force majeure described herein. Nothing in this section shall be construed as excusing or delaying the obligation of Tenant to pay in a timely manner when due any Rent or other amounts due under this Lease.

     31.8. Right to Change Public Spaces. Landlord shall have the right at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefore, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other public portions of the Property. In no event, however, shall Landlord diminish any service provided by Landlord under this Lease, make any change which reduces the area of the Premises, make any change which, on other than a temporary basis, either changes the character of the Building from that of an office building or materially interferes with Tenant's access to and use of the Building.

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

     31.9. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

     31.10. Building Directory. In the event Landlord maintains in the lobby of Building a directory of tenants, such directory shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building. Tenant will also be required to provide suite signage consistent with the Building standard or subject to Landlord's architects' approval.

     31.11. Building Name. The Building will be known as Queen Anne Square or by such name as Landlord may designate from time to time.

     31.12. Quiet Enjoyment. Landlord agrees that Tenant, upon paying the Rent and performing all other terms, covenants and conditions of this Lease to be performed by Tenant, may quietly have, hold and enjoy the Premises from and after the Commencement Date until the Expiration Date, subject, however, to the provisions of Section 11 (Damage Or Destruction), 22 (Condemnation), and to any sale or Landlord's Mortgage to which this Lease is, or may become, subordinate.

     31.13. Survival. The representations, warranties and indemnification obligations of the parties to this Lease shall survive the termination or expiration of this Lease.

     31.14. Lender's Consent. The effectiveness of this Lease is contingent upon and subject to the approval of Landlord's lender.

     31.15. Time. Time is of the essence of each and every provision of this Lease.

     31.16. Interpretation. This Agreement has been submitted to the scrutiny of all parties hereto and their counsel, if desired, and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.

     31.17. Execution. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart. Delivery of a facsimile or other copy of this Agreement has the same effect as delivery of an original.

     IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

                                          LANDLORD:

                                          QUEEN ANNE SQUARE LLC,

                                          by Sabey Corporation, Manager


                                          By: /s/ James N. Harmon
                                             -----------------------------------
Date:       4/25/02                       Its: CFO
     -----------------------                  ----------------------------------

                                          TENANT:

                                          DWANGO NORTH AMERICA, INC.


Date:       4/23/02                       By: /s/ F C Hametner
     -----------------------                 -----------------------------------
                                          Its: Vice President
                                              ----------------------------------

STATE OF WASHINGTON           )
                              )ss.
COUNTY OF KING                )

     On this 25/th/ day of April, 2002, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared James N Harmon to me known to be the CFO of SABEY CORPORATION, Manager of QUEEN ANNE SQUARE LLC, the corporation that executed the within and forgoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.

     [SEAL]                             Mary A Hall
                                        ----------------------------------------
                                        Printed Name: MARY A HALL
                                                      --------------------------
                                        NOTARY PUBLIC in and for the State of
                                        Washington, residing at Seattle
                                        My commission expires: 12-19-05

STATE OF WASHINGTON           )
                              )ss.
COUNTY OF KING                )

     On this 23/rd/ day of April, 2002, before me, the undersigned, a Notary Public in and for the State of Wash., duly commissioned and sworn as such, personally appeared Frank Conard Hametner III, to me known to be the V.P. of DWANGO NORTH AMERICA, INC. the corporation that executed the within and forgoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath sated that he/she was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.

     [SEAL]                             Mary A Hall
                                        ----------------------------------------
                                        Printed Name: MARY A HALL
                                                      --------------------------
                                        NOTARY PUBLIC in and for the State of
                                        Wash., residing at Seattle
                                        My commission expires: 12-19-05

                                    EXHIBIT A

                               TO LEASE AGREEMENT

                                LEGAL DESCRIPTION


          THE OFFICE UNIT OF QUEEN ANNE SQUARE, A CONDOMINIUM RECORDED IN VOLUME 159 OF CONDOMINIUMS, PAGES 37 THROUGH 41, ACCORDING TO THE CONDOMINIUM DECLARATION FOR QUEEN ANNE SQUARE, A CONDOMINIUM, RECORDED UNDER KING COUNTY RECORDING NO. 19790930002421, AND THE CONDOMINIUM SURVEY MAP AND PLANS RECORDED UNDER KING COUNTY RECORDING NO. 19990930002420, RECORDS OF KING COUNTY, WASHINGTON, TOGETHER WITH ALL COMMON ELEMENTS AND LIMITED COMMON ELEMENTS AND OTHER RIGHTS, APPURTENANT THERETO.

          SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON

                                    EXHIBIT B

                               TO LEASE AGREEMENT

                             FLOOR PLAN OF PREMISES

                                   EXHIBIT B-1

                               TO LEASE AGREEMENT

                           MODIFICATIONS TO PREMISES

                                    EXHIBIT C

                               TO LEASE AGREEMENT

                        LANDLORD'S WORK AND TENANT'S WORK

I.   IMPROVEMENTS PROVIDED BY LANDLORD

          Landlord's Work to the Premises shall consist of the following:

          A. Paint the Premises, steam-clean the carpets, and modify the Premises in accordance with Exhibit B-1.

          Except for such Landlord's Work, Landlord shall deliver, and Tenant shall accept the Premises in its "AS-IS" condition and configuration as provided in the Lease. Without limiting the foregoing, Landlord shall not be required to modify or improve the existing heating, exhaust, ventilation or air-conditioning equipment, to reinforce or level the flooring of the Premises or the existing electrical system, to accommodate Tenant.

II.  CONSTRUCTION OF TENANT IMPROVEMENTS

          A. Improvements Constructed by Tenant. If any work is to be performed in connection with Tenant Improvements on the Premises by Tenant or Tenant's contractor:

               (1)  Such work shall proceed upon Landlord's written approval of
     (i) Tenant's contractor, (ii) public liability and property damage insurance satisfactory to Landlord carried by Tenant's contractor, (iii) detailed plans and specifications for such work. Landlord's approval of the foregoing shall not be unreasonably withheld or delayed, and (iv) Landlord shall have the right to require Tenant's contractor to deposit a reasonable amount to secure the close-out and clean-up of Tenant's Work.

               (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

               (3) All work by Tenant or Tenant's contractor shall be scheduled through Landlord.

               (4) (i) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor; (ii) Tenant shall reimburse Landlord upon demand for any sums expended by Landlord for examination and approval of plans and specifications for any and all Alterations by outside consultants (e.g. structural reviews); and (iii) Tenant shall also pay Landlord a sum equal to five percent (5%) of the hard costs incurred by Tenant's contractor for the supervision of any and all Alterations.

               (5) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up.

               (6) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non-responsibility for the work being performed therein.

               (7) Landlord shall retain the right to all equipment and materials to be salvaged or demolished from the Premises.

          If Sabey Construction Inc. constructs the Tenant Improvements on behalf of Tenant, Landlord acknowledges satisfaction of Paragraphs (1)(i),
     (1)(ii), 3, 4(i), 4(iii), 5, and 6 of this Section II.A.

          B. Tenant's Entry to Premises. Tenant's entry to the Premises for any purpose, including without limitation, inspection or performance of Tenant Construction by Tenant's agents, prior to the Commencement Date as specified in Section 1.6 of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, office planner, licensees, agents, servants, employees, guests, invitees, or visitors.

          C. Tenant's Telephone. Tenant is responsible for Tenant's telephone service. Tenant shall select Tenant's telephone system and shall coordinate its installation with the Landlord.

III. RETENTION OF SABEY CONSTRUCTION INC. AS TENANT'S CONTRACTOR.

          By countersignature, Tenant retains Sabey Construction Inc. as Tenant's contractor to complete the Tenant Improvements. This Exhibit C, III is independent of all other terms of this Lease.

          A. Authorization to Proceed. Upon completion of Tenant's Final Plans, Sabey Construction Inc. shall provide to Tenant written notice of the price for such improvements. Such price will include Sabey Construction Inc.'s fee as general contractor of one percent (1%) on all costs, including general conditions. Applicable state and local taxes will also be included. Within five (5) business days of receipt of such price, Tenant shall give written authorization to complete the Premises in accordance with such Final Plans. Tenant may, prior to giving such authorization, delete any and/or all items of extra cost; however, if Tenant deems these changes to be extensive and notifies Sabey Construction Inc. thereof, Sabey Construction Inc. shall not be allowed to proceed until all changes have been incorporated in Final Plans signed by Tenant, and Tenant's written acceptance of the revised price has been received by Sabey Construction Inc. At its option, Sabey Construction Inc. may refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received from Tenant. In the absence of such written authorization to proceed, Sabey Construction Inc. shall not commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises due to Tenant's act or omissions.

          B. Payments. Sabey Construction Inc. shall complete Tenant's improvements in accordance with Tenant's approved Final Plans. Upon submittal of an invoice for costs, Tenant shall pay such costs (provided it has been approved in accordance with Paragraph A, above) within ten (10) business days after receipt of monthly progress statements from Sabey Construction Inc., the full amount of such progress billing. If payment is not received in accordance with the aforementioned payment terms on the due date as specified on the progress billing, Sabey Construction Inc. shall apply interest and late charges to past due amounts at the rate specified in Section 4.2 of the Lease. If payment becomes thirty (30) days past due, Sabey Construction Inc. may cease work and bill Tenant for all costs to date plus fees. All payments above One Hundred Thousand Dollars ($100,000) must be made in accordance with Section 4.1.1 of the Lease. Tenant may retain an amount equal to five percent (5%) of the last payment due. Retention shall be rendered payable within ten (10) business days after acceptance of the Premises by Tenant. Final billing shall be rendered and payable within ten (10) business days after acceptance of the Premises by Tenant in accordance with the terms of the Lease.

          C. Final Plans and Modifications. If Tenant shall request any change, Tenant shall request such change in writing to Sabey Construction Inc. and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information, Sabey Construction Inc. Shall give Tenant a written price for the cost of engineering and design services to incorporate the changes in Tenant's Final Plans. If Tenant approves such price in writing, Sabey Construction Inc. Shall have such Final Plans changes made and Tenant shall promptly pay Sabey Construction Inc. for this cost. Promptly upon completion of such changes in the Final Plans, Sabey Construction Inc. shall notify Tenant in writing of the cost, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion. The cost for such change, whether chargeable or credited to Tenant, shall include Sabey Construction Inc.'s coordination fee equal to fifteen percent (15%) of the amount of such charge, which shall be in lieu of the one percent (1%) fee in paragraph A, above. Tenant shall notify Sabey Construction Inc. in writing within five (5) days to proceed with such change, addition or deletion. In the absence of such notice, Sabey construction Inc. shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. Tenant shall also be responsible for any demolition work required as a result of the change.

          D. Sabey Construction Inc.'s Warranties. Sabey Construction Inc. shall complete the Tenant Improvements in the Premises in compliance with the drawings approved in accordance with this Exhibit C and in a good and wormanlike manner. All warranties provided with such work shall be assigned to Tenant.

          TENANT AND SABEY CONSTRUCTION INC. AGREE TO THE ABOVE TERMS CONTAINED IN THIS EXHIBIT C.III. AND TO THE RELATED PROVISIONS OF THE LEASE TO WHICH THIS EXHIBIT C IS ATTACHED.


                                        TENANT:

                                        DWANGO NORTH AMERICA, INC.


     DATE: 4/23/02                      BY: /s/ F C Hametner
                                           -------------------------------------
                                        Its: Vice President
                                            ------------------------------------

                                        SABEY CONSTRUCTION INC.


     DATE: 4/25/02                      BY: /s/ Dean Sabey
                                           -------------------------------------

                                        Its: Sr. Vice Pres.
                                            ------------------------------------

                                   EXHIBIT C-1

                               TO LEASE AGREEMENT

                          TENANT'S REMOVABLE PROPERTY

          Subject to the terms and conditions of this Lease, the fixtures, improvements, furniture, equipment and other property of Tenant which may be removed by Tenant from the Premises at the expiration or earlier termination of this Lease are as set forth below in this Exhibit C-1. No other improvements, alterations or property shall be removed from the Premises at the expiration or termination of this Lease except as may be provided otherwise in the Lease or as may be agreed upon by Landlord and Tenant and added to this Exhibit C-1 by amendment to this Lease.

          1. Upon the termination or expiration of this Lease Tenant, at Tenant's expense, shall remove all cabling and wiring included within the scope of Tenant's Work, Landlord's Work, Tenant's Alterations, or which was otherwise installed by Tenant, from all interstitial/ceiling plenum areas.

          2.   Furniture and personal property.

                                     C-1-1

                                    EXHIBIT D

                               TO LEASE AGREEMENT

                              RULES AND REGULATIONS

1. Any directory provided by Landlord for the Building will be for the display of the name and location of tenants of the Building, and Landlord reserves the right to exclude any other names from inclusion in any such directory.

2. Tenant shall not place any new or additional locks on any doors of the Premises or re-key any existing locks without the prior written consent of Landlord.

3. Landlord reserves the right to exclude or expel from the common areas any person who, in the sole judgment of Landlord, is intoxicated, under the influence of drugs or who shall in any manner violate any of these Rules and Regulations.

4. Tenant shall not do or permit to be done within the Premises, the building or parking loading or other adjoining common areas, anything, which would unreasonably annoy or interfere with the rights of other tenants of the Building.

5. Tenant shall not permit its employees or invitees to loiter in or about the common areas or obstruct any of the parking, truck maneuvering or other common areas, or to place, empty or throw away rubbish, litter, trash or material of any nature upon any common areas.

6. No storage of materials, equipment or property of any kind is permitted outside the Premises unless otherwise approved in writing by Landlord and, any such property may be removed by Landlord at Tenant's risk and expense.

7. Tenant shall not make or permit any use of the Premises which in the sole judgment of Landlord, may be dangerous to persons or property; permit any noise, odor or vibrations to emit from the Premises which are objectionable to Landlord or other occupants of the Building; or to create, maintain or permit a nuisance or any violation of any regulation of any governmental agency thereon.

8. Tenant shall not commit or permit to be committed any waste, damage or injury to the Premises, the Building or parking, loading and other common areas adjoining and shall promptly notify Landlord in writing of such waste, damage or injury and repair the same at its expense.

9. Tenant understands that any equipment required for maintenance of the Premises is Tenant's responsibility and that Landlord has no equipment available for Tenant's use therefore (e.g. ladders or lifts for re-lamping, etc.).

10. Tenant shall use the Premises and shall operate its equipment on the Premises in a safe and prudent manner, and any damage or cracks occurring in the floor of the Premises caused by Tenant shall be promptly brought to the attention of Landlord by written notice and repaired by Tenant at its expense.

11.  Tenant shall not at any time display a "For Rent" sign upon the Premises.

12. Tenant shall be responsible for keeping a copy of the Lease and Landlord's current rules and regulations upon the Premises.

13. Tenant agrees to cause its employees to park only in such designated areas as may be designated by Landlord from time to time for employee parking and shall abide by any rules or regulations concerning parking promulgated by Landlord, or Landlord's agent, from time to time.

14. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective and economical use of utilities services as may be provided to the Building by Landlord.

15. Tenant shall keep Landlord advised of current telephone numbers of Tenant's employees who may be contacted in an emergency, i.e., fire, break-in, vandalism, etc. If Landlord shall deem it necessary, in its sole judgment, to respond to such emergency in Tenant's behalf, Tenant shall pay all costs incurred for services ordered by Landlord to secure or otherwise protect the Premises and the contents thereof, including a premium charge for any time spent by Landlord's employees in responding to such emergency.

16. Tenant shall not smoke, and shall cause its employees, contractors, agents and invitees to refrain from smoking, in the Building except in such areas as may be designated as smoking areas by Landlord, if any. In the event that Tenant desires to allow smoking in its Premises and such smoking is permitted under applicable laws, then Tenant, at Tenant's sole expense and subject to the requirements of Section 9 (Improvements And Alterations By Tenant), shall first take such action as may be necessary to have a smoke exhaust system installed in the Premises that is acceptable to Landlord.

17. No pets or other animals are permitted on the Property, including the Premises, at any time except: (i) dogs which are present on the Property or Premises in their capacity of providing assistance to a disabled person; and (ii) laboratory animals of tenants leasing laboratory space and pursuant to terms agreed upon by Landlord in writing prior to such animals being brought onto the Property.

18. Subject to the terms and conditions of this Lease, any cost incurred for direct services provided to Tenant beyond Normal Business Hours at Tenant s request, shall be reimbursable to Landlord or Landlord s Management Agent. Such direct costs to include after-hours labor charge for on-call assistance as may be requested by Tenant or Tenant s employees. A minimum three (3) hour charge shall be assessed per Tenant request.

19. Landlord shall not unlock the Premises door for any person known or unknown as an employee of Tenant without a waiver in writing by Tenant indemnifying Landlord to do so and under what conditions. Tenant acknowledges that in the event Landlord or Building security responds to a request for someone to go to the Property to unlock a door, a minimum Two Hundred Fifty Dollars ($250.00) will be charged if Landlord s employees unlock the door, and Seventy-five Dollars ($75.00) if Building security responds to the request.

                                    EXHIBIT E
                                       TO
                                 LEASE AGREEMENT

                           TENANT & TENANT CONTRACTOR

                              CONSTRUCTION CRITERIA

                                      E-1